As filed with the Securities and Exchange Commission on September 7, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00994

RMB Investors Trust
(Exact name of registrant as specified in charter)

115 South LaSalle Street, 34th Floor

Chicago, IL 60603
(Address of principal executive offices) (Zip code)

Walter H. Clark

115 South LaSalle Street, 34th Floor

Chicago, IL 60603
(Name and address of agent for service)

(800) 462-2392

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

Item 1. Reports to Stockholders.

JUNE 30, 2018

SEMI-ANNUAL

Report

THE RMB FAMILY OF FUNDS

RMB Fund

RMB Mendon Financial Services Fund

RMB Mendon Financial Long/Short Fund

Letter to Shareholders

Dear Fellow Shareholders,

RMB Fund:

The RMB Fund (the “Fund”) gained 4.80%, net of fees, in the first half of 2018, ahead of the 2.65% gain in the S&P 500 Index for the same period. We are pleased with the Fund’s year-to-date absolute and relative returns and we aim to build on our performance momentum in the second half of 2018. From a traditional attribution perspective, the Fund’s outperformance during the first half of 2018 was driven mostly by sector allocation. Our overweight in Information Technology and underweights in Consumer Staples and, to a lesser extent, Financials were the most noteworthy in adding to the Fund’s relative performance. Our stock selection in the Health Care sector meaningfully added to the Fund’s performance, partially offset by negative stock selection in the Consumer Discretionary sector.

Since the start of the year, low volatility and complacency have been replaced by somewhat higher volatility and greater macro sensitivity in 2018. The upcoming corporate earnings report season will once again refocus the market back on individual company fundamentals, but expect questions around tariffs and trade to be highly prevalent on quarterly conference calls. The benefits of tax reform lowering both individual and corporate rates should continue to filter into the U.S. economy as well. Overall, we continue to be quite constructive on the momentum in U.S. corporate earnings growth, which is the biggest long-term driver of stock prices. However, much of this seems to be priced into the market already such that we do not see much margin of safety should earnings disappoint. Earnings growth in 2019 is likely to slow dramatically as the initial benefit of the lower corporate tax rate will have been felt in 2018. However, 2019 earnings growth could still be above long-term average growth if the economic cycle cooperates. The overall market multiple is currently sitting modestly above its long-term average. As always, we may opine on our view of the market, but we do not pretend to have any competitive advantage in predicting where the market is heading in the short- or intermediate-term. We continue to focus the Fund’s efforts on owning companies with good secular growth prospects, strong economic moats, underleveraged balance sheets, and superior management teams. These are companies we believe can compound shareholder value for years to come.

RMB Mendon Financial Services Fund:

For the six months ending June 30, 2018, the RMB Mendon Financial Services Fund (the “Fund”) gained 7.33%, net of fees, outpacing the Nasdaq Bank Index’s gain of 4.62%. The Fund’s outperformance was primarily due to its current emphasis on regional economies in the U.S. that are benefiting from favorable demographic shifts.

In assessing what has changed in the first six months of 2018 versus 2017, the first item that comes to mind is the return of volatility to the overall market. In all of 2017, there were eight trading days where the S&P 500 Index (SPX) had +/- 1% moves. Whereas, in the first six months of 2018, there have been 36 days of +/- 1% moves in the SPX. We have seen this in banks, as the largest banks (as represented by the KBW Bank Index) were up +9% for the year as of February 1, 2018, only to be down almost -3% on June 30, 2018. Returning to a normal volatility regime should argue for active management and certainly benefits Mendon’s opportunistic style. Daily, we have a front-row seat to see how money flows, headline obsession and sentiment (all of which are related) can cause rapid, short-term disconnects in valuations for steady-state, mature businesses. We believe, our long tenure, sector expertise, and scale allow us to be critical thinkers, looking beyond the sound bite to objectively understand the intrinsic value of companies in the financial services sector and take advantage of these disruptions as often as possible.

Another change from 2017 to 2018 is the early manifestation of many of the group’s catalysts, the first being tax reform. Prior to the corporate tax rate changes, banks paid the highest tax rate of any S&P industry, paying close to statutory rates because of the lack of offsets available in other industries (research and development, depreciation, exploration, overseas, etc.). Now subject to a 21% federal rate, the industry’s profitability has increased materially. We grant that some of this benefit will be competed away, but it remains a powerful driver for the group. Most importantly, domestic banks now have a pathway to return to historical return on equity on higher capital bases, which cannot be overstated.

Further contributing to mergers and acquisitions (“M&A”) activity late in the first half of the year was the passage and signing of the Economic Growth, Regulatory Relief, and Consumer Protection Act (S. 2155). We have seen M&A accelerate in markets such as North Carolina in 2017 (three deals in 11 days) and in Atlanta (four deals in four months) and Denver (two deals in one month) in 2018, and we expect the past to be prologue in other markets with similarly favorable demographics.

In closing, we remain excited about the opportunities in front of us. Increased profitability from tax reform, higher interest rates, and deregulation coupled with accelerating M&A should provide a powerful investment backdrop for the group.

RMB Mendon Financial Long/Short Fund:

For the six months ending June 30, 2018, the RMB Mendon Financial Long/Short Fund (the “Fund”) gained 2.49%, net of fees, outpacing the KBW Bank Index’s (BKX) return of -1.66%. Prior to 2018, the Fund’s options portfolio had been a drag on performance. However, as mentioned in previous shareholder reports, the Fund’s options strategy is used to minimize downside in weaker markets and even benefit from large market dislocations. As we saw volatility spike in the first quarter, that defensive positioning paid off through the first half of the year, with options adding value while the Fund’s long positions also posted strong returns.

In assessing what has changed in the first six months of 2018 versus 2017, the first item that comes to mind is the return of volatility to the overall market. In all of 2017, there were eight trading days where the S&P 500 Index (SPX) had +/- 1% moves. Whereas, in the first six months of 2018, there have been 36 days of +/- 1% moves in the SPX. We have seen this in banks, as the largest banks (as represented by the BKX) were up +9% for the year as of February 1, 2018, only to be down almost -3% on June 30 2018. Returning to a normal volatility regime should argue for active management and certainly benefits Mendon’s opportunistic style. Daily, we have a front-row seat to see how money flows, headline obsession and sentiment (all of which are related) can cause rapid, short-term disconnects in valuations for steady-state, mature businesses. We believe our long tenure, sector expertise, and scale allow us to be critical thinkers, looking beyond the sound bite to objectively understand the intrinsic value of companies in the financial services sector and take advantage of these disruptions as often as possible.

Another change from 2017 to 2018 is the early manifestation of many of the group’s catalysts, the first being tax reform. Prior to the corporate tax rate changes, banks paid the highest tax rate of any S&P industry, paying close to statutory rates because of the lack of offsets available in other industries (research and development, depreciation, exploration, overseas, etc.). Now subject to a 21% federal rate, the industry’s profitability has increased materially. We grant that some of this benefit will be competed away, but it remains a powerful driver for the group. Most importantly, domestic banks now have a pathway to return to historical return on equity on higher capital bases, which cannot be overstated.

Further contributing to mergers and acquisitions (“M&A”) late in the first half of the year was the passage and signing of the Economic Growth, Regulatory Relief, and Consumer Protection Act (S. 2155). We have seen M&A accelerate in markets such as North Carolina in 2017 (three deals in 11 days) and in Atlanta (four deals in four months) and Denver (two deals in one month) in 2018, and we expect the past to be prologue in other markets with similarly favorable demographics.

In closing, we remain excited about the opportunities in front of us. Increased profitability from tax reform, higher interest rates, and deregulation coupled with accelerating M&A should provide a powerful investment backdrop for the group.

RMB FUND	1

RMB Fund PORTFOLIO INVESTMENTS

Asset Allocations (as a % of net assets)

% of net
Sectors - Common Stock	assets
Information Technology	35.50%
Health Care	20.31%
Consumer Discretionary	12.23%
Industrials	10.65%
Financial Services	9.12%
Energy	6.58%
Real Estate	5.09%
99.48%

% of net
Top 10 Common Stock Holdings	assets
American Tower Corp.	5.09%
Alphabet, Inc., Class A	5.07%
Microsoft Corp.	4.90%
ServiceMaster Global Holdings, Inc.	4.50%
Cognizant Technology Solutions Corp., Class A	4.29%
IHS Markit, Ltd.	4.27%
Visa, Inc., Class A	4.18%
Apple, Inc.	3.97%
Edwards Lifesciences Corp.	3.96%
Morgan Stanley	3.81%
44.04%

TOTAL RETURN† (For the period ended June 30, 2018)

Growth of $10,000 Over Ten Years

	with max.	with no
	sales	sales	S&P
	charge	charges	500®
Average Annual Total Returns	or CDSC	or CDSC	Index*
Class A
One year	9.05%	14.81%	14.37%
Three years	5.48%	7.30%	11.93%
Five years	9.21%	10.34%	13.42%
Ten years	7.99%	8.55%	10.17%

Class C
One year	13.07%	13.88%	14.37%
Three years	6.47%	6.47%	11.93%
Five years	9.50%	9.50%	13.42%
Ten years	7.74%	7.74%	10.17%

Class I
One year	15.07%	15.07%	14.37%
Since inception (02/01/17)	18.10%	18.10%	15.61%

	with max.	with no
	sales	sales	S&P
	charge	charges	500®
Cumulative Total Returns	or CDSC	or CDSC	Index*
Class A
One year	9.05%	14.81%	14.37%
Three years	17.34%	23.53%	40.23%
Five years	55.33%	63.53%	87.70%
Ten years	115.77%	127.12%	163.40%

Class C
One year	13.07%	13.88%	14.37%
Three years	20.70%	20.70%	40.23%
Five years	57.43%	57.43%	87.70%
Ten years	110.74%	110.74%	163.40%

Class I
One year	15.07%	15.07%	14.37%
Since inception (02/01/17)	26.40%	26.40%	22.67%

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Fund Class A is 1.29%, for Class C is 2.04% and Class I is 1.04% as set forth in the Funds’ prospectus dated May 1, 2018.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.
*	Keep in mind that indices have no management fees or brokerage costs.

2	RMB FUND

RMB Mendon Financial Services Fund PORTFOLIO INVESTMENTS

Asset Allocations (as a % of net assets)

% of net
Industries - Common Stock	assets
Banks — Regional	86.26%
Thrifts & Mortgage Finance	4.87%
Asset Management & Custody Banks	4.20%
Investment Banking & Brokerage	1.73%
Diversified Support Services	0.10%
97.16%

% of net
Top 10 Common Stock Holdings	assets
FB Financial Corp.	8.79%
Triumph Bancorp, Inc.	5.80%
First Bancorp	5.34%
Independent Bank Group, Inc.	3.76%
Live Oak Bancshares, Inc.	3.30%
Equity Bancshares, Inc., Class A	3.08%
Fidelity Southern Corp.	3.04%
Old Line Bancshares, Inc.	2.54%
Carolina Financial Corp.	2.52%
South State Corp.	2.47%
40.64%

TOTAL RETURN† (For the period ended June 30, 2018)

Growth of $10,000 Over Ten Years

	with max.	with no
	sales	sales	NASDAQ
	charge	charges	Bank
Average Annual Total Returns	or CDSC	or CDSC	Index*
Class A
One year	9.95%	15.74%	12.16%
Three years	18.41%	20.45%	15.03%
Five years	18.66%	19.88%	15.62%
Ten years	13.97%	14.55%	9.63%

Class C
One year	13.88%	14.88%	12.16%
Three years	19.56%	19.56%	15.03%
Five years	18.99%	18.99%	15.62%
Ten years	13.69%	13.69%	9.63%

Class I
One year	16.03%	16.03%	12.16%
Since inception (02/01/17)	14.80%	14.80%	8.46%

	with max.	with no
	sales	sales	NASDAQ
	charge	charges	Bank
Cumulative Total Returns	or CDSC	or CDSC	Index*
Class A
One year	9.95%	15.74%	12.16%
Three years	66.01%	74.76%	52.22%
Five years	135.24%	147.58%	106.58%
Ten years	269.74%	289.10%	150.70%

Class C
One year	13.88%	14.88%	12.16%
Three years	70.91%	70.91%	52.22%
Five years	138.51%	138.51%	106.58%
Ten years	260.90%	260.90%	150.70%

Class I
One year	16.03%	16.03%	12.16%
Since inception (02/01/17)	21.45%	21.45%	12.14%

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Mendon Financial Services Fund Class A is 1.33%, for Class C is 2.08% and Class I is 1.08% as set forth in the Funds’ prospectus dated May 1, 2018.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.
*	Keep in mind that indices have no management fees or brokerage costs.

RMB MENDON FINANCIAL SERVICES FUND	3

RMB Mendon Financial Long/Short Fund PORTFOLIO INVESTMENTS

Asset Allocations (as a % of net assets)

Long Positions	93.57%
Short Positions	(20.09)%
Cash and Other Assets, Less Liabilities	26.52%
100.00%

Top 10 Industries
(as a % of Net Assets)	Long %	Short %	Net %
Banks — Regional	77.70%	(16.39)%	61.31%
Asset Management & Custody Banks	6.66%	(1.86)%	4.80%
Investment Banking & Brokerage	4.58%	(0.13)%	4.45%
Diversified Banks	2.68%	0.00%	2.68%
Thrifts & Mortgage Finance	2.61%	0.00%	2.61%
Exchange Traded Funds	0.36%	0.00%	0.36%
Data Processing & Outsourcing	0.05%	0.00%	0.05%
Multi-line Insurance	0.01%	0.00%	0.01%
Life & Health Insurance	0.02%	(0.34)%	(0.32)%
Consumer Finance	0.04%	(0.48)%	(0.44)%
	94.71%	(19.20)%	75.51%

% of net
Top 10 Common Stock Holdings	assets
Triumph Bancorp, Inc.	9.01%
FB Financial Corp.	8.88%
Opus Bank	6.58%
Atlantic Capital Bancshares, Inc.	5.21%
Pinnacle Financial Partners, Inc.	5.19%
South State Corp.	5.12%
Independent Bank Group, Inc.	4.28%
First Foundation, Inc.	3.86%
Live Oak Bancshares, Inc.	3.81%
E*TRADE Financial Corp.	3.05%
54.99%

TOTAL RETURN† (For the period ended June 30, 2018)

Growth of $10,000 Over Ten Years

	with max.	with no
	sales	sales	KBW	S&P
Average Annual	charge	charges	Bank	500®
Total Returns	or CDS	or CDSC	Index*	Index*
Class A
One year	(2.32)%	2.84%	10.93%	14.37%
Three years	3.28%	5.05%	12.77%	11.93%
Five years	8.47%	9.59%	13.40%	13.42%
Ten years	9.21%	9.77%	8.17%	10.17%

Class C
One year	1.14%	2.14%	10.93%	14.37%
Three years	4.31%	4.31%	12.77%	11.93%
Five years	8.81%	8.81%	13.40%	13.42%
Ten years	8.99%	8.99%	8.17%	10.17%

Class I
One year	3.16%	3.16%	10.93%	14.37%
Since inception (08/20/15)	4.89%	4.89%	13.12%	12.09%

	with max.	with no
	sales	sales	KBW	S&P
Cumulative	charge	charges	Bank	500®
Total Returns	or CDSC	or CDSC	Index*	Index*
Class A
One year	(2.32)%	2.84%	10.93%	14.37%
Three years	10.18%	15.94%	43.40%	40.23%
Five years	50.14%	58.10%	87.56%	87.70%
Ten years	141.26%	153.98%	119.22%	163.40%

Class C
One year	1.14%	2.14%	10.93%	14.37%
Three years	13.51%	13.51%	43.40%	40.23%
Five years	52.56%	52.56%	87.56%	87.70%
Ten years	136.48%	136.48%	119.22%	163.40%

Class I
One year	3.16%	3.16%	10.93%	14.37%
Since inception (08/20/15)	14.66%	14.66%	42.39%	38.70%

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Mendon Financial Long/Short Fund Class A is 2.01%, for Class C is 2.71% and Class I is 1.71% as set forth in the Funds’ prospectus dated May 1, 2018.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.
*	Keep in mind that indices have no management fees or brokerage costs.

4	RMB MENDON FINANCIAL LONG/SHORT FUND

Fund Information

About Fund Performance

Performance information reflects past performance and does not guarantee future results. Current performance of each of the RMB Fund, RMB Mendon Financial Services Fund, and RMB Mendon Financial Long/Short Fund (each, a “Fund” and collectively, the “Funds”) may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in each of the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Fund Risks

Mutual fund investing involves risk; loss of principal is possible. The RMB Fund invests in larger, more established companies, which may not respond as quickly to competitive challenges or have growth rates as high as those of smaller companies during periods of economic expansion. The RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund are sector funds. These types of funds may be susceptible to factors affecting the Sector in which they invest (financial services), and the net asset values of these funds may fluctuate more than a fund that invests in a wider range of sectors. Because these Funds concentrate their investments in one sector of the economy, investors should consider the risk that these Funds may experience greater volatility than funds that invest across several sectors. The RMB Mendon Financial Long/Short Fund utilizes derivative instruments, including short sales. Derivatives can be volatile and involve various types and degrees of risks. Depending upon the characteristics of particular derivatives, they can suddenly become illiquid.

Market Indexes

The following are definitions for indexes used in each Fund’s letter to the shareholder and the accompanying performance summary tables. These indexes are unmanaged and include the reinvestment of dividends, but do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds’ portfolios. A Fund’s specific investment strategy and restrictions may exclude certain investments that reflect the makeup of its benchmark index. It is not possible to invest directly in an index. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indexes may portray different comparative performance.

S&P 500® Index, is a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

NASDAQ Bank Index, contains securities of NASDAQ-listed companies classified according to the Industry Classification Benchmark as banks. These banks provide a broad range of financial services, including retail banking, loans and money transmissions.

KBW Bank Index, is a modified market capitalization weighted index designed to track the performance of leading banks and thrifts that are publicly traded in the U.S. The Index includes 24 banking stocks representing large U.S. national money centers, regional banks and thrift institutions.

Disclosure

The shareholder letters reflect the opinions of Fund managers as of June 30, 2018. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings as of June 30, 2018.

FUND INFORMATION	5

RMB Fund

Portfolio Holdings As of June 30, 2018 (Unaudited)

		Number of
		Shares	Value
	Common Stocks 99.48%
	(percentage of net assets)

	CONSUMER DISCRETIONARY 12.23%

	Home Improvement Retail 2.13%
	Home Depot, Inc. (The)	8,500	$1,658,350

	Hotels, Resorts & Cruise Lines 3.26%
	Royal Carribean Cruises Ltd.	24,500	2,538,200

	Internet & Direct Marketing Retail 2.34%
•	Booking Holdings, Inc.	898	1,820,327

	Specialized Consumer Services 4.50%
•	ServiceMaster Global Holdings, Inc.	59,000	3,508,730
	Total Consumer Discretionary (Cost: $6,805,533)		9,525,607

	ENERGY 6.58%

	Integrated Oil & Gas 3.36%
	Chevron Corp.	20,700	2,617,101

	Oil & Gas — Storage & Transportation 3.22%
	Kinder Morgan, Inc.	142,100	2,510,907
	Total Energy (Cost: $4,796,338)		5,128,008

	FINANCIAL SERVICES 9.12%

	Financial Exchanges & Data 2.54%
	MarketAxess Holdings, Inc.	10,000	1,978,600

	Investment Banking & Brokerage 3.81%
	Morgan Stanley	62,700	2,971,980

	Regional Banks 2.77%
•	Signature Bank	16,854	2,155,290
	Total Financial Services (Cost: $5,870,407)		7,105,870

	HEALTH CARE 20.31%

	Biotechnology 3.60%
	Amgen, Inc.	15,200	2,805,768

	Health Care Equipment 13.20%
	Becton, Dickinson and Co.	11,100	2,659,116
	Danaher Corp.	21,000	2,072,280
•	Edwards Lifesciences Corp.	21,200	3,086,084
	STERIS PLC	23,508	2,468,575
			10,286,055
	Health Care Supplies 3.51%
	Cooper Cos., Inc.	11,600	2,731,219
	Total Health Care (Cost: $11,360,266)		15,823,042

	INDUSTRIALS 10.65%

	Industrial Machinery 6.39%
•	Middleby Corp. (The)	20,250	2,114,505
	Snap-on, Inc.	17,800	2,860,816
			4,975,321
	Research & Consulting Services 4.26%
•	IHS Markit, Ltd.	64,425	3,323,686
	Total Industrials (Cost: $7,077,597)		8,299,007

	INFORMATION TECHNOLOGY 35.50%

	Application Software 3.66%
	SS&C Technologies Holdings, Inc.	55,000	2,854,500

	Data Processing & Outsourced Services 7.78%
	Alliance Data Systems Corp.	12,014	2,801,665
	Visa, Inc., Class A	24,600	3,258,270
			6,059,935
	Internet Software & Services 5.07%
•	Alphabet, Inc., Class A	3,495	3,946,518

	IT Consulting & Other Services 6.92%
	Accenture PLC, Class A	12,500	2,044,875
	Cognizant Technology Solutions Corp., Class A	42,350	3,345,227
			5,390,102
	Semiconductors 3.20%
	Microchip Technology, Inc.	27,420	2,493,849

	Systems Software 4.90%
	Microsoft Corp.	38,700	3,816,207

	Technology Hardware, Storage & Peripherals 3.97%
	Apple, Inc.	16,730	3,096,891
	Total Information Technology (Cost: $14,923,388)		27,658,002

	REAL ESTATE 5.09%

	Real Estate Investment Trust 5.09%
	American Tower Corp.	27,500	3,964,675
	Total Real Estate (Cost: $2,917,870)		3,964,675
	Total Common Stocks (Cost: $53,751,399)		77,504,211

	Total Investments 99.48% (Cost: $53,751,399)		$77,504,211

	Cash and other assets, less liabilities 0.52%		408,560

	Net Assets 100.00%		$77,912,771

•	Indicates securities that do not produce income.

6	RMB FUND	See Notes to Financial Statements

RMB Mendon Financial Services Fund

Portfolio Holdings As of June 30, 2018 (Unaudited)

		Number of
		Shares	Value
	Common Stocks 97.16%
	(percentage of net assets)

	BANKS 86.26%

	Banks — Regional 86.26%
	Ameris Bancorp	297,824	$15,888,910
•	Atlantic Capital Bancshares, Inc.	850,023	16,702,953
	Banc of California, Inc.	253,210	4,950,256
	BankUnited, Inc.	150,599	6,151,969
•	Byline Bancorp, Inc.	507,467	11,336,813
	Cadence Bancorp	44,740	1,291,644
	Carolina Financial Corp.	417,457	17,917,254
	Centerstate Bank Corp.	337,858	10,074,926
	Citizens Financial Group, Inc.[a]	250,000	9,725,000
	Civista Bancshares, Inc.	102,415	2,482,540
	CoBiz Financial, Inc.	325,782	6,997,797
	ConnectOne Bancorp, Inc.	253,091	6,301,966
•	Enterprise Bank	14,529	191,420
•	Equity Bancshares, Inc., Class A	527,587	21,884,309
	Evans Bancorp, Inc.	90,644	4,178,688
	FB Financial Corp.[b]	1,535,609	62,529,997
	Fidelity Southern Corp.	850,217	21,604,014
	First Bancorp	928,750	37,995,162
	First Bancshares, Inc. (The)	453,544	16,304,907
	First Community Corp.	237,065	5,950,332
•	First Foundation, Inc.	707,599	13,118,885
	Green Bancorp, Inc.	258,111	5,575,198
	Guaranty Bancorp	140,516	4,187,377
	Home BancShares, Inc.	300,000	6,768,000
•	Howard Bancorp, Inc.	659,486	11,870,748
	IBERIABANK Corp.	100,000	7,580,000
	Independent Bank Group, Inc.[a]	399,913	26,714,188
	Investors Bancorp, Inc.	325,921	4,168,530
	KeyCorp[a]	700,000	13,678,000
	Lakeland Bancorp, Inc.	350,000	6,947,500
	Live Oak Bancshares, Inc.[a]	766,294	23,486,911
	MidSouth Bancorp, Inc.	627,045	8,308,346
	Old Line Bancshares, Inc.	518,574	18,103,418
	Opus Bank	500,000	14,350,000
•	Pacific Premier Bancorp, Inc.	200,000	7,630,000
	PacWest Bancorp	125,000	6,177,500
	Peapack Gladstone Financial Corp.	229,770	7,947,744
	Pinnacle Financial Partners, Inc.	250,000	15,337,504
	Regions Financial Corp.	500,000	8,890,000
	SB One Bancorp	160,478	4,766,197
•	Seacoast Banking Corp. of Florida	423,234	13,365,729
•	Select Bancorp, Inc.	48,080	647,638
	South State Corp.	203,859	17,582,840
•	Southern First Bancshares, Inc.	287,242	12,696,096
	Southern National Bancorp of Virginia, Inc.	287,790	5,134,174
	TowneBank	100,000	3,210,000
•	Triumph Bancorp, Inc.	1,012,704	41,267,687
	Valley National Bancorp	750,000	9,120,000
•	Veritex Holdings, Inc.	468,578	14,558,718
			613,649,785
	Total Banks (Cost: $466,412,432)		613,649,785

	DIVERSIFIED FINANCIALS 5.93%

	Asset Management & Custody Banks 4.20%
	Ares Management LP	684,440	14,167,909
•	Far Point Acquisition Corp. - Unit[c]	1,041,700	10,614,923
	Manning & Napier, Inc.	445,600	1,381,360
	Silvercrest Asset Management Group, Inc. — Class A	230,551	3,757,981
			29,922,173
	Investment Banking & Brokerage 1.73%
•	Cowen Group, Inc.	495,411	6,861,442
•	E*TRADE Financial Corp.[a]	89,000	5,443,240
			12,304,682
	Total Diversified Financials (Cost: $43,046,167)		42,226,855

	THRIFTS & MORTGAGE FINANCE 4.87%

	Thrifts & Mortgage Finance 4.87%
	OceanFirst Financial Corp.	355,680	10,656,173
	United Financial Bancorp, Inc.	804,963	14,102,952
	Western New England Bancorp, Inc.	899,523	9,894,753
			34,653,878
	Total Thrifts & Mortgage Finance
	(Cost: $27,384,458)		34,653,878

	COMMERCIAL SERVICES & SUPPLIES 0.10%

	Diversified Support Services 0.10%
•	Performant Financial Corp.	322,031	692,367
	Total Commercial Services & Supplies
	(Cost: $722,456)		692,367
	Total Common Stocks (Cost: $537,565,513)		691,222,885

	Warrants 0.55%
	(percentage of net assets)

	BANKS 0.55%

	Banks — Regional 0.55%
•	M&T Bank Corp., Expires 12/23/18	40,000	3,926,800
	Total Banks (Cost: $1,281,600)		3,926,800
	Total Warrants (Cost: $1,281,600)		3,926,800

	Total Investments 97.71%
	(Cost: $538,847,113)		$695,149,685

	Call option written (0.08)%
	(Premiums received: $1,381,295)		(629,472)

	Cash and other assets, less liabilities 2.37%		16,852,182

	Net Assets 100.00%		$711,372,395

	Number of
	Contracts
Call Option Written (0.08)%
(percentage of net assets)

BANKS (0.07)%

Banks — Regional (0.07)%
Citizens Financial Group, Inc.
@ 45, Notional Amount: $(5,625,000), due Jan 19	(1,250)	(118,750)
@ 50, Notional Amount: $(6,250,000), due Jan 19	(1,250)	(37,500)
Independent Bank Group, Inc.
@ 75, Notional Amount: $(3,000,000), due Jul 18	(400)	—
@ 75, Notional Amount: $(3,000,000), due Oct 18	(400)	(53,000)
@ 80, Notional Amount: $(3,200,000), due Oct 18	(400)	(19,000)
@ 85, Notional Amount: $(3,400,000), due Oct 18	(400)	—
@ 85, Notional Amount: $(3,400,000), due Jan 19	(400)	—

See Notes to Financial Statements	RMB MENDON FINANCIAL SERVICES FUND	7

RMB Mendon Financial Services Fund

Portfolio Holdings (Continued) As of June 30, 2018 (Unaudited)

	Number of
	Contracts	Value
KeyCorp
@ 22, Notional Amount: $(2,200,000), due Dec 18	(1,000)	$(46,000)
@ 23, Notional Amount: $(2,875,000), due Dec 18	(1,250)	(33,125)
@ 23, Notional Amount: $(2,300,000), due Jan 19	(1,000)	(34,500)
@ 24, Notional Amount: $(3,000,000), due Jan 19	(1,250)	(25,625)
Live Oak Bancshares, Inc.
@ 30, Notional Amount: $(1,143,000), due Dec 18	(381)	(124,777)
@ 35, Notional Amount: $(1,333,500), due Dec 18	(381)	(36,195)
		(528,472)
Total Banks
(Premiums received: $1,223,173)		(528,472)

DIVERSIFIED FINANCIALS (0.01)%

Investment Banking & Brokerage (0.01)%
E*TRADE Financial Corp.
@ 70, Notional Amount: $(3,500,000), due Jan 19	(500)	(101,000)
Total Diversified Financials
(Premiums received: $158,122)		(101,000)
Total Call Option Written
(Premiums received: $1,381,295)		(629,472)

•	Indicates securities that do not produce income.
[a]	Securities or partial securities on which call/put options were written.
[b]	Considered an affiliated company of the fund as the fund owns 5% or more of the outstanding voting securities of such company.
[c]	Each unit issued consists of one share of the Company’s Class A common stock and one-third of one warrant.

8	RMB MENDON FINANCIAL SERVICES FUND	See Notes to Financial Statements

RMB Mendon Financial Long/Short Fund

Portfolio Holdings As of June 30, 2018 (Unaudited)

		Number of
		Shares	Value
	Common Stocks 93.96%
	(percentage of net assets)

	BANKS 80.22%

	Banks — Regional 77.68%
	Ameris Bancorp	95,283	$5,083,348
•	Atlantic Capital Bancshares, Inc.[a]	590,720	11,607,648
	Banc of California, Inc.	138,096	2,699,777
	BankUnited, Inc.	150,309	6,140,123
	CenterState Banks, Inc.	71,246	2,124,556
	FB Financial Corp.[a]	486,089	19,793,544
•	First Foundation, Inc.[a]	463,491	8,593,123
	First Interstate BancSystem, Inc.[b]	100,000	4,220,000
	Guaranty Bancorp	159,484	4,752,623
	Home BancShares, Inc.	100,000	2,256,000
	IBERIABANK Corp.[b]	50,000	3,790,000
	Independent Bank Group, Inc.[b]	142,641	9,528,419
	Investors Bancorp, Inc.	72,180	923,182
	Legacy Texas Financial Group, Inc.	70,074	2,734,287
	Live Oak Bancshares, Inc.[b]	276,802	8,483,981
	Opus Bank[a]	511,115	14,669,001
	PacWest Bancorp	66,670	3,294,831
	Pinnacle Financial Partners, Inc.[a]	188,610	11,571,225
	Regions Financial Corp.	250,000	4,445,000
	Seacoast Banking Corp. of Florida	137,505	4,342,408
•	Signature Bank	16,234	2,076,004
	South State Corp.	132,270	11,408,288
	Synovus Financial Corp.[a]	100,000	5,283,000
•	Triumph Bancorp, Inc.[a]	492,700	20,077,524
	United Community Banks, Inc.	102,959	3,157,753
			173,055,645
	Diversified Banks 2.54%
	Bank of America Corp.[a]	200,600	5,654,914
	Total Banks (Cost: $130,883,220)		178,710,559

	DIVERSIFIED FINANCIALS 11.13%

	Asset Management & Custody Banks 6.64%
	Ares Management LP	208,563	4,317,254
•	Far Point Acquisition Corp. - Unit[c]	337,150	3,435,559
	Manning & Napier, Inc.	457,897	1,419,481
	Silvercrest Asset Management Group, Inc. — Class A	344,979	5,623,158
			14,795,452
	Investment Banking & Brokerage 4.49%
•	Cowen Group, Inc.	231,439	3,205,430
•	E*TRADE Financial Corp.[b]	111,000	6,788,759
			9,994,189
	Total Diversified Financials
	(Cost: $23,729,816)		24,789,641

	THRIFTS & MORTGAGE FINANCE 2.61%

	Thrifts & Mortgage Finance 2.61%
	United Financial Bancorp, Inc.[a]	332,148	5,819,233
	Total Thrifts & Mortgage Finance
	(Cost: $4,464,596)		5,819,233
	Total Common Stocks (Cost: $159,077,632)		209,319,433

	Number of
	Contracts
Call Option Long 0.02%
(percentage of net assets)

BANKS 0.02%

Banks — Regional 0.02%
Huntington Bancshares, Inc.
@ 16, Notional Amount: $1,595,200, due Jul 18	997	3,490
Regions Financial Corp.
@ 19, Notional Amount: $1,894,300, due Jul 18	997	17,448
@ 20, Notional Amount: $3,988,000, due Jul 18	1,994	15,952
Total Banks (Cost: $92,354)		36,890
Total Call Option Long (Cost: $92,354)		36,890

Put Option Long 0.73%
(percentage of net assets)

BANKS 0.14%

Diversified Banks 0.14%
Citigroup, Inc.
@ 63, Notional Amount: $2,079,000, due Jul 18	330	2,640
@ 64, Notional Amount: $2,112,000, due Jul 18	330	4,785
@ 67.5, Notional Amount: $4,455,000, due Jul 18	660	72,600
JPMorgan Chase & Co.
@ 103, Notional Amount: $3,399,000, due Jul 18	330	31,185
@ 104, Notional Amount: $3,432,000, due Jul 18	330	45,705
US Bancorp
@ 50, Notional Amount: $3,300,000, due Jul 18	660	28,544
@ 50.5, Notional Amount: $3,333,000, due Jul 18	660	47,520
Wells Fargo & Co.
@ 54.5, Notional Amount: $3,597,000, due Jul 18	660	38,635
@ 55.5, Notional Amount: $3,663,000, due Jul 18	660	41,250
		312,864
Total Banks (Cost: $240,743)		312,864

DIVERSIFIED FINANCIALS 0.15%

Asset Management & Custody Banks 0.02%
Bank of New York Mellon Corp.
@ 53, Notional Amount: $1,749,000, due Jul 18	330	17,172
@ 54, Notional Amount: $3,564,000, due Jul 18	660	40,260
		57,432
Consumer Finance 0.04%
American Express Co.
@ 96.5, Notional Amount: $3,184,500, due Jul 18	330	18,480
@ 97.5, Notional Amount: $3,217,500, due Jul 18	330	31,350

See Notes to Financial Statements	RMB MENDON FINANCIAL LONG/SHORT FUND	9

RMB Mendon Financial Long/Short Fund

Portfolio Holdings (Continued) As of June 30, 2018 (Unaudited)

	Number of
	Contracts	Value
Capital One Financial Corp.
@ 88, Notional Amount: $5,808,000, due Jul 18	660	$13,530
Synchrony Financial
@ 32.5, Notional Amount: $2,145,000, due Jul 18	660	9,900
@ 33, Notional Amount: $2,178,000, due Jul 18	660	16,500
		89,760
Investment Banking & Brokerage 0.09%
Charles Schwab Corp. (The)
@ 50.5, Notional Amount: $3,333,000, due Jul 18	660	28,050
Morgan Stanley
@ 47.5, Notional Amount: $3,135,000, due Jul 18	660	61,710
@ 48, Notional Amount: $3,168,000, due Jul 18	660	61,380
TD Ameritrade Holding Corp.
@ 54, Notional Amount: $1,782,000, due Jul 18	330	14,850
@ 54, Notional Amount: $1,782,000, due Jul 18	330	26,400
		192,390
Total Diversified Financials
(Cost: $279,501)		339,582

EXCHANGE TRADED FUNDS 0.36%

Exchange Traded Funds 0.36%
Financial Select Sector SPDR Fund
@ 26, Notional Amount: $1,716,000, due Jul 18	660	15,971
@ 26, Notional Amount: $3,432,000, due Jul 18	1,320	23,100
@ 26.5, Notional Amount: $3,498,000, due Jul 18	1,320	31,680
@ 26.5, Notional Amount: $1,749,000, due Jul 18	660	25,937
@ 26.5, Notional Amount: $1,749,000, due Jul 18	660	20,585
iShares iBoxx $ High Yield Corporate Bond ETF
@ 84, Notional Amount: $5,544,000, due Jul 18	660	6,600
@ 84, Notional Amount: $5,544,000, due Jul 18	660	12,870
@ 84.5, Notional Amount: $2,788,500, due Jul 18	330	6,435
iShares MSCI Emerging Markets ETF
@ 41, Notional Amount: $2,706,000, due Jul 18	660	13,364
@ 41.5, Notional Amount: $2,739,000, due Jul 18	660	12,044
@ 42, Notional Amount: $2,772,000, due Jul 18	660	24,090
@ 42, Notional Amount: $5,544,000, due Jul 18	1,320	14,520
@ 42.5, Notional Amount: $2,805,000, due Jul 18	660	23,430
@ 43, Notional Amount: $2,838,000, due Jul 18	660	20,790
iShares Russell 2000 ETF
@ 158, Notional Amount: $5,214,000, due Jul 18	330	15,596
@ 160, Notional Amount: $5,280,000, due Jul 18	330	24,506
@ 160, Notional Amount: $5,280,000, due Jul 18	330	43,395
@ 161, Notional Amount: $10,626,000, due Jul 18	660	34,980
@ 163, Notional Amount: $5,379,000, due Jul 18	330	36,960
SPDR S&P 500 ETF Trust
@ 255, Notional Amount: $8,415,000, due Jul 18	330	19,470
@ 260, Notional Amount: $8,580,000, due Jul 18	330	25,826
@ 263, Notional Amount: $17,358,000, due Jul 18	660	42,404
@ 267, Notional Amount: $17,622,000, due Jul 18	660	43,890
SPDR S&P Bank ETF
@ 46, Notional Amount: $3,036,000, due Jul 18	660	29,700
@ 47, Notional Amount: $3,102,000, due Jul 18	660	52,801
SPDR S&P Regional Banking ETF
@ 60, Notional Amount: $3,960,000, due Jul 18	660	34,651
@ 60.5, Notional Amount: $1,996,500, due Jul 18	330	30,360
@ 61, Notional Amount: $4,026,000, due Jul 18	660	45,565
@ 61, Notional Amount: $4,026,000, due Jul 18	660	42,570
@ 61.5, Notional Amount: $2,029,500, due Jul 18	330	29,865
		803,955
Total Exchange Traded Funds (Cost: $721,325)		803,955

INFORMATION TECHNOLOGY 0.05%

Data Processing & Outsourcing 0.05%
Mastercard, Inc.
@ 190, Notional Amount: $6,270,000, due Jul 18	330	27,806
@ 195, Notional Amount: $6,435,000, due Jul 18	330	35,727
Visa, Inc.
@ 129, Notional Amount: $4,257,000, due Jul 18	330	19,812
@ 131, Notional Amount: $4,323,000, due Jul 18	330	17,172
		100,517
Total Information Technology (Cost: $100,517)		100,517

INSURANCE 0.03%

Life & Health Insurance 0.02%
Aflac, Inc.
@ 42, Notional Amount: $2,772,000, due Jul 18	660	11,880
@ 43, Notional Amount: $2,838,000, due Jul 18	660	20,790

10	RMB MENDON FINANCIAL LONG/SHORT FUND	See Notes to Financial Statements

RMB Mendon Financial Long/Short Fund

Portfolio Holdings (Continued) As of June 30, 2018 (Unaudited)

		Number of
		Contracts	Value
	MetLife, Inc.
	@ 43, Notional Amount: $2,838,000, due Jul 18	660	$17,820
			50,490
	Multi-line Insurance 0.01%
	Hartford Financial Services Group, Inc.
	@ 51, Notional Amount: $3,366,000, due Jul 18	660	25,410

	Total Insurance (Cost: $73,575)		75,900

	Total Put Option Long (Cost: $1,415,661)		1,632,818

	Total Investments 94.71%
	(Cost: $160,585,647)		$210,989,141

	Short Sales (20.09)%
	(Proceeds: $36,871,661)		(44,731,868)

	Call option written (0.11)%
	(Premiums received: $437,938)		(255,388)

	Put option written (1.03)%
	(Premiums received: $2,313,687)		(2,295,627)

	Cash and other assets, less liabilities 26.52%		59,074,737

	Net Assets 100.00%		$222,780,995

	Short Sales (20.09)%
	(percentage of net assets)

	BANKS (15.80)%

	Banks — Regional (15.80)%
	BOK Financial Corp.	(25,851)	(2,430,253)
	City Holding Co.	(25,000)	(1,880,750)
	Commernce Bancshares, Inc.	(99,225)	(6,420,849)
	Cullen/Frost Bankers, Inc.[b]	(60,000)	(6,494,399)
	First Commonwealth Financial Corp.	(87,303)	(1,354,070)
•	Franklin Financial Network, Inc.	(13,121)	(493,350)
	Great Western Bancorp, Inc.	(64,342)	(2,701,721)
	Heartland Financial USA, Inc.	(56,148)	(3,079,718)
	Heritage Financial Corp.	(11,802)	(411,300)
	Old National Bancorp	(139,462)	(2,593,993)
	Simmons First National Corp.	(92,311)	(2,760,099)
	Trustmark Corp.	(56,481)	(1,842,975)
	Umpqua Holdings Corp.	(120,338)	(2,718,435)
			(35,181,912)
	Total Banks (Proceeds: $29,016,796)		(35,181,912)

	DIVERSIFIED FINANCIALS (2.30)%

	Asset Management & Custody Banks (1.82)%
	BlackRock, Inc.[b]	(8,120)	(4,052,205)

	Consumer Finance (0.48)%
*	Credit Acceptance Corp.	(3,010)	(1,063,734)
	Total Diversified Financials (Proceeds: $3,481,163)		(5,115,939)

	INSURANCE (1.44)%

	Property & Casualty Insurance (1.44)%
	Progessive Corp. (The)[b]	(54,275)	(3,210,366)
	Total Insurance (Proceeds: $3,260,614)		(3,210,366)

	SOFTWARE (0.55)%

	Application Software (0.55)%
•	Ellie Mae, Inc.	(11,784)	(1,223,651)
	Total Software (Proceeds: $1,113,088)		(1,223,651)
	Total Short Sales
	(Proceeds: $36,871,661)		(44,731,868)

	Call Option Written (0.11)%
	(percentage of net assets)

	BANKS (0.09)%

	Banks — Regional (0.09)%
	First Interstate BancSystem, Inc.
	@ 45, Notional Amount: $(2,250,000), due Sep 18	(500)	(35,000)
	IBERIABANK Corp.
	@ 80, Notional Amount: $(2,000,000), due Nov 18	(250)	(91,875)
	Independent Bank Group, Inc.
	@ 75, Notional Amount: $(1,050,000), due Jul 18	(140)	—
	@ 75, Notional Amount: $(1,050,000), due Oct 18	(140)	(18,550)
	@ 80, Notional Amount: $(1,120,000), due Oct 18	(140)	(6,650)
	@ 85, Notional Amount: $(1,190,000), due Oct 18	(140)	—
	@ 85, Notional Amount: $(1,190,000), due Jan 19	(140)	—
	Live Oak Bancshares, Inc.
	@ 30, Notional Amount: $(375,000), due Dec 18	(125)	(40,938)
	@ 35, Notional Amount: $(437,500), due Dec 18	(125)	(11,875)
			(204,888)
	Total Banks
	(Premiums received: $358,934)		(204,888)

	DIVERSIFIED FINANCIALS (0.02)%

	Investment Banking & Brokerage (0.02)%
	E*TRADE Financial Corp.
	@ 70, Notional Amount: $(1,750,000), due Jan 19	(250)	(50,500)
	Total Diversified Financials
	(Premiums received: $79,004)		(50,500)
	Total Call Option Written
	(Premiums received: $437,938)		(255,388)

	Put Option Written (1.03)%
	(percentage of net assets)

	BANKS (0.50)%

	Banks — Regional (0.50)%
	IBERIABANK Corp.
	@ 70, Notional Amount: $(2,100,000), due Aug 18	(300)	(48,750)
	@ 70, Notional Amount: $(2,100,000), due Nov 18	(300)	(60,750)
	@ 75, Notional Amount: $(1,125,000), due Aug 18	(150)	(27,750)
	@ 75, Notional Amount: $(1,125,000), due Nov 18	(150)	(58,125)

See Notes to Financial Statements	RMB MENDON FINANCIAL LONG/SHORT FUND	11

RMB Mendon Financial Long/Short Fund

Portfolio Holdings (Continued) As of June 30, 2018 (Unaudited)

	Number of
	Contracts	Value
Independent Bank Group, Inc.
@ 70, Notional Amount: $(1,540,000), due Oct 18	(220)	$(111,100)
Cullen/Frost Bankers, Inc.
@ 100, Notional Amount: $(2,600,000), due Oct 18	(260)	(69,550)
Home BancShares, Inc.
@ 20, Notional Amount: $(5,000,000), due Sep 18	(2,500)	(93,750)
M&T Bank Corp.
@ 160, Notional Amount: $(11,200,000), due Jan 19	(700)	(468,999)
Signature Bank
@ 120, Notional Amount: $(7,200,000), due Sep 18	(600)	(178,500)
		(1,117,274)
Total Banks
(Premiums received: $1,302,454)		(1,117,274)

DIVERSIFIED FINANCIALS (0.15)%

Investment Banking & Brokerage (0.11)%
Goldman Sachs Group, Inc.
@ 215, Notional Amount: $(4,837,500), due Jul 18	(225)	(64,688)
@ 225, Notional Amount: $(5,062,500), due Jul 18	(225)	(169,875)
		(234,563)
Asset Management & Custody Banks (0.04)%
BlackRock, Inc.
@ 460, Notional Amount: $(3,726,000), due Oct 18	(81)	(88,290)
Total Diversified Financials
(Premiums received: $238,748)		(322,853)

INSURANCE (0.38)%

Property & Casualty Insurance (0.04)%
Progressive Corp.
@ 57.5, Notional Amount: $(1,207,500), due Nov 18	(210)	(44,625)
@ 60, Notional Amount: $(1,500,000), due Aug 18	(250)	(53,750)
		(98,375)
Life & Health Insurance (0.34)%
Lincoln National Corp.
@ 60, Notional Amount: $(4,500,000), due Oct 18	(750)	(199,875)
@ 62.5, Notional Amount: $(4,687,500), due Oct 18	(750)	(277,500)
Prudential Financial, Inc.
@ 85, Notional Amount: $(4,250,000), due Dec 18	(500)	(147,750)
@ 90, Notional Amount: $(4,500,000), due Sep 18	(500)	(132,000)
		(757,125)
Total Insurance
(Premiums received: $772,485)		(855,500)
Total Put Option Written
(Premiums received: $2,313,687)		(2,295,627)

•	Indicates securities that do not produce income.
[a]	Security or partial security segregated as collateral for securities sold short. The Funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The aggregate market value of collateral posted was $58,250,026. The fund is obligated to pay the counterparty any dividends or interest due on securities sold short.Such dividends and interest are recorded as an expense to the fund.
[b]	Securities or partial securities on which call/put options were written.
[c]	Each unit issued consists of one share of the Company’s Class A common stock and one-third of one warrant.

12	RMB MENDON FINANCIAL LONG/SHORT FUND	See Notes to Financial Statements

Statements of Assets and Liabilities As of June 30, 2018 (Unaudited)

		RMB	RMB Mendon
		Mendon	Financial
	RMB	Financial	Long/Short
	Fund	Services Fund	Fund
Assets:
Investments:
Investments at cost of unaffiliated securities	$53,751,399	$490,466,647	$160,585,647
Investments at cost of affiliated securities	—	48,380,466	—
Net unrealized appreciation on unaffiliated investments	23,752,812	142,153,041	50,403,494
Net unrealized appreciation on affiliated investments	—	14,149,531	—
Total investments at value	77,504,211	695,149,685	210,989,141
Cash	458,840	18,269,995	15,664,194
Cash on deposit for securities sold short	—	—	45,314,248
Dividends and interest receivable	39,988	360,391	100,265
Receivable for capital stock sold	—	2,141,448	391,239
Receivable for investments sold	—	58,028	673,009
Prepaid expenses	24,510	39,595	15,370
Total assets	78,027,549	716,019,142	273,147,466

Liabilities:
Payable for fund shares redeemed	13,206	1,135,733	300,651
Payable for investments purchased	—	2,159,676	2,291,800
Short sales at value*	—	—	44,731,868
Options written at value**	—	629,472	2,551,015
Payable for investment advisory fees (Note 3)	39,011	443,384	255,999
Payable for professional fees	18,368	19,611	41,332
Payable for distribution fees and service fees	17,781	122,776	41,133
Payable for transfer agent fees	12,207	62,467	63,894
Payable for administration fees	4,276	42,030	13,044
Payable for dividend declared on short sales	—	—	38,635
Accrued expenses and other payables	9,929	31,598	37,100
Total liabilities	114,778	4,646,747	50,366,471
Net assets	$77,912,771	$711,372,395	$222,780,995

Analysis of Net Assets:
By source:
Par value	$317,983	$1,531,534	$1,234,277
Capital paid-in	48,106,806	519,654,136	182,885,170
Accumulated undistributed net investment income/(loss)	39,372	(531,870)	(459,288)
Accumulated net realized gain/(loss) on investments	5,695,798	33,664,200	(3,623,061)
Net unrealized appreciation on investments, written options and short sales	23,752,812	157,054,395	42,743,897
Net assets	$77,912,771	$711,372,395	$222,780,995

By share class:

Net assets:
Class A	$72,047,544	$315,018,959	$85,019,729
Class C	$3,077,889	$62,254,969	$24,702,634
Class I	$2,787,338	$334,098,467	$113,058,632

NAV (par value $0.10 per share)
Class A	$24.69	$46.58	$18.12
Class C	$20.74	$42.51	$16.75
Class I	$24.71	$47.14	$18.30

Capital Shares outstanding:
(unlimited number of shares has been authorized)
Class A	2,918,663	6,762,929	4,691,649
Class C	148,371	1,464,448	1,474,513
Class I	112,792	7,087,965	6,176,603

*	The payables for short sales include proceeds received for the following amounts: RMB Mendon Financial Long/Short Fund $36,871,661.
**	The payables for options written include premiums recieved for the following amounts: RMB Mendon Financial Services Fund $1,381,295 and RMB Mendon Financial Long/Short Fund $2,751,625.

See Notes to Financial Statements	ASSETS AND LIABILITIES	13

Statements of Operations For the six months ended June 30, 2018 (Unaudited)

		RMB	RMB Mendon
		Mendon	Financial
	RMB	Financial	Long/Short
	Fund	Services Fund	Fund
Investment Income:
Dividends (unaffiliated)	$556,011	$3,388,133	$1,339,647
Dividends (affiliated)	—	63,992	—
Interest	4,925	90,218	315,179
Total income	560,936	3,542,343	1,654,826

Expenses:
Investment advisory fees	238,863	2,423,909	1,102,659
Performance adjustment	—	—	(165,356)
Dividend expense on securities sold short	—	—	394,912
Service fees (Class C)	4,321	76,165	30,385
Distribution fees (Class A)	90,176	402,972	133,212
Distribution fees (Class C)	12,962	228,493	91,157
Registration fees and expenses	38,293	82,116	61,729
Professional fees	34,158	154,399	85,851
Administration fees	29,406	238,988	83,253
Transfer agent fees	28,418	263,677	141,281
Miscellaneous expenses	44,967	203,494	155,031
Total expenses	521,564	4,074,213	2,114,114
Net investment income (loss)	$39,372	$(531,870)	$(459,288)

Net Realized and Unrealized Gain/(Loss) on Investments, Purchased and Written Options, and Short Sales
Realized gain/(loss) on:
Investments (unaffiliated)	1,683,356	25,356,717	6,328,125
Investments (affiliated)	—	47,850	—
Purchased options	—	—	16,613
Written options	—	88,281	661,071
Short sales	—	—	(119,246)
Net realized gain from investments, purchased and written options, and short sales transactions	1,683,356	25,492,848	6,886,563
Change in unrealized appreciation/depreciation on:
Investments (unaffiliated)	2,047,159	20,157,228	(7,711,230)
Investments (affiliated)	—	(1,590,037)	—
Purchased options	—	—	752,164
Written options	—	801,582	1,276,593
Short sales transactions	—	—	5,239,800
Net unrealized appreciation/(depreciation) on investments, purchased and written options, and short sales transactions	2,047,159	19,368,773	(442,673)
Net realized and unrealized gain on investments, purchased and written options, and short sales transactions	3,730,515	44,861,621	6,443,890
Net increase in net assets resulting from operations	$3,769,887	$44,329,751	$5,984,602

14	OPERATIONS	See Notes to Financial Statements

Statements of Changes in Net Assets

			RMB Mendon		RMB Mendon
	RMB Fund		Financial Services Fund		Financial Long/Short Fund
	Six Months		Six Months		Six Months
	Ended		Ended		Ended
	June 30,	Year Ended	June 30,	Year Ended	June 30,	Year Ended
	2018	December 31,	2018	December 31,	2018	December 31,
	(Unaudited)	2017	(Unaudited)	2017	(Unaudited)	2017
Increase/(decrease) in Net Assets
From operations:
Net investment income/(loss)	$39,372	$202,217	$(531,870)	$(2,379,970)	$(459,288)	$(2,252,916)
Net realized gain/(loss) on transactions	1,683,356	21,465,688	25,492,848	32,914,015	6,886,563	(56,343)
Change in unrealized appreciation/(depreciation)	2,047,159	(4,447,922)	19,368,773	33,484,852	(442,673)	(9,051,965)
Net increase from payments by affiliates	—	13,567	—	—	—	—
Net increase/(decrease) in net assets resulting from operations	3,769,887	17,233,550	44,329,751	64,018,897	5,984,602	(11,361,224)
Distributions to shareholders:
From net investment income:
Class A	—	(196,156)	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	(30,653)	—	—	—	—
Total distributions from net investment income	—	(226,809)	—	—	—	—
From realized gains from securities transactions:
Class A	—	(19,474,713)	—	(20,976,619)	—	—
Class C	—	(1,143,310)	—	(3,939,715)	—	—
Class I	—	(1,561,625)	—	(14,806,643)	—	—
Total distributions from realized gains	—	(22,179,648)	—	(39,722,977)	—	—
Total distributions to shareholders	—	(22,406,457)	—	(39,722,977)	—	—
Increase/(decrease) in net assets derived from capital share transactions	(8,113,671)	3,714,911	33,025,328	141,948,580	(24,862,970)	(48,612,466)
Redemption fees	—	99	20,625	26,024	2,434	17,065
Increase/(decrease) in net assets for the period	(4,343,784)	(1,457,897)	77,375,704	166,270,524	(18,875,934)	(59,956,625)
Net assets:
Beginning of period	82,256,555	83,714,452	633,996,691	467,726,167	241,656,929	301,613,554
End of period	$77,912,771	$82,256,555	$711,372,395	$633,996,691	$222,780,995	$241,656,929
Undistributed net investment income/(loss), end of period	$39,372	$—	$(531,870)	$—	$(459,288)	$—

See Notes to Financial Statements	CHANGES IN NET ASSETS	15

Statements of Changes in Net Assets — Capital Stock Activity

			RMB Mendon		RMB Mendon
	RMB Fund		Financial Services Fund		Financial Long/Short Fund
	Six Months		Six Months		Six Months
	Ended		Ended		Ended
	June 30,	Year Ended	June 30,	Year Ended	June 30,	Year Ended
	2018	December 31,	2018	December 31,	2018	December 31,
	(Unaudited)	2017	(Unaudited)	2017	(Unaudited)	2017
Capital stock transactions in dollars:
Class A shares
Net proceeds from sales of shares	$52,811	$296,415	$37,557,281	$208,853,691	$6,948,886	$53,492,581
Net asset value of shares issued to shareholderes in reinvestment of dividends	—	17,516,254	—	19,547,893	—	—
Cost of shares redeemed	(4,251,198)	(19,974,436)	(79,482,740)	(335,405,091)	(19,313,120)	(147,393,471)
Net decrease	$(4,198,387)	$(2,161,767)	$(41,925,459)	$(107,003,507)	$(12,364,234)	$(93,900,890)

Class C shares
Net proceeds from sales of shares	$6,521	$68,233	$5,814,328	$15,327,935	$2,217,176	$4,873,210
Net asset value of shares issued to shareholderes in reinvestment of dividends	—	1,054,082	—	3,668,812	—	—
Cost of shares redeemed	(903,956)	(1,945,700)	(5,608,462)	(10,016,801)	(3,174,565)	(6,786,063)
Net increase/(decrease)	$(897,435)	$(823,385)	$205,866	$8,979,946	$(957,389)	$(1,912,853)

Class I shares
Net proceeds from sales of shares	$799,247	$6,633,357	$124,483,808	$248,274,879	$17,788,754	$118,320,577
Net asset value of shares issued to shareholderes in reinvestment of dividends	—	1,591,960	—	12,626,961	—	—
Cost of shares redeemed	(3,817,096)	(1,525,254)	(49,738,887)	(20,929,699)	(29,330,101)	(71,119,300)
Net increase/(decrease)	$(3,017,849)	$6,700,063	$74,744,921	$239,972,141	$(11,541,347)	$47,201,277
Net increase/(decrease) in net assets derived from capital share transactions	$(8,113,671)	$3,714,911	$33,025,328	$141,948,580	$(24,862,970)	$(48,612,466)

Share Transactions
Class A
Shares sold	2,122	10,527	815,506	4,934,291	381,324	2,980,532
Shares issued for reinvestments	—	740,317	—	444,675	—	—
Shares redeemed	(175,413)	(697,750)	(1,739,981)	(7,873,691)	(1,065,960)	(8,359,434)
Net increase/(decrease)	(173,291)	53,094	(924,475)	(2,494,725)	(684,636)	(5,378,902)

Class C
Shares sold	313	2,555	138,711	389,195	131,191	293,694
Shares issued for reinvestments	—	52,810	—	91,083	—	—
Shares redeemed	(44,313)	(77,007)	(133,873)	(253,515)	(190,147)	(412,698)
Net increase/(decrease)	(44,000)	(21,642)	4,838	226,763	(58,956)	(119,004)

Class I
Shares sold	32,696	225,808	2,651,374	5,717,696	970,172	6,637,181
Shares issued for reinvestments	—	67,313	—	284,199	—	—
Shares redeemed	(157,016)	(56,009)	(1,088,744)	(477,208)	(1,613,125)	(4,035,860)
Net increase/(decrease)	(124,320)	237,112	1,562,630	5,524,687	(642,953)	2,601,321

16	CHANGES IN NET ASSETS	See Notes to Financial Statements

Statement of Cash Flows (For the Six Months Ended June 30, 2018) (Unaudited)

RMB Mendon Financial Long/Short Fund

Cash flows from operating activities
Net increase in net assets resulting from operations	$5,984,602

Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash used for operating activities:
Cash provided by operating activities:
Purchases of long-term portfolio investments	(80,721,496)
Sales of long-term portfolio investments	102,720,114
Proceeds from short sales	31,752,389
Closed short transactions	(43,543,191)
Purchase of options	(56,082,571)
Sale of options	50,526,573
Premiums received for written options	2,775,416
Purchases to cover written options	(193,353)
Sales of short-term portfolio investments, net	10,000,000
Decrease in deposit for securities sold short	9,470,035
Decrease in receivable for dividends and interest	29,639
Increase in receivable for investments sold	(670,518)
Decrease in prepaid expenses	18,849
Decrease in other receivables	107
Increase in payable for dividend declared on short sales	8,605
Increase in payable for investments purchased	2,086,351
Decrease in payable for professional fees	(21,216)
Decrease in payable for administration fees	(2,403)
Increase in investment advisory fees	30,046
Decrease in payable for distribution and service fees	(10,189)
Decrease in payable for transfer agent fees	(619)
Decrease in accrued expenses and other liabilities	(26,979)
Net realized gain on investments	(6,886,563)
Net change in accumulated unrealized depeciation on investments	442,673
Net cash provided by operating activities	27,686,301

Cash flows provided by (used for) financing activities:
Proceeds from shares sold, net of receivable for beneficial interest sold	27,067,877
Payment on shares redeemed, net of payable for beneficial interest redeemed	(52,798,834)

Net cash used in financing activities	(25,730,957)
Net change in cash	1,955,344
Cash at beginning of period	13,708,850
Cash at end of period	$15,664,194

See Notes to Financial Statements	CASH FLOWS	17

Financial Highlights For a share outstanding throughout each period.

	Income from investment operations				Less distributions
			Net realized				Distributions
			and				from capital
	Net asset	Net	unrealized		Dividends		gains (from
	value,	investment	gain(loss)	Total from	from net	Distributions	securities
	beginning	income	on securities	investment	investment	from return	and options	Total
	of period	(loss)[a]	and options	operations	income	of capital	transactions)	distributions
RMB Fund
CLASS A SHARES
6/30/2018
(unaudited)	$23.56	$0.01	$1.12	$1.13	$—	$—	$—	$—
12/31/2017	25.93	0.08	5.77	5.85	(0.08)	—	(8.14)	(8.22)
12/31/2016	34.90	0.01	0.60	0.61	(0.09)	—	(9.50)	(9.59)
12/31/2015	37.64	0.11	0.58	0.69	—	—	(3.43)	(3.43)
12/31/2014	36.76	0.10	2.85	2.95	(0.14)	—	(1.93)	(2.07)
12/31/2013	31.65	0.19	7.43	7.62	(0.03)	—	(2.48)	(2.51)
CLASS C SHARES
6/30/2018
(unaudited)	$19.87	$(0.06)	$0.93	$0.87	$—	$—	$—	$—
12/31/2017	23.02	(0.12)	5.11	4.99	—	—	(8.14)	(8.14)
12/31/2016	32.19	(0.22)	0.55	0.33	—	—	(9.50)	(9.50)
12/31/2015	35.23	(0.17)	0.56	0.39	—	—	(3.43)	(3.43)
12/31/2014	34.65	(0.18)	2.69	2.51	—	—	(1.93)	(1.93)
12/31/2013	30.16	(0.07)	7.04	6.97	—	—	(2.48)	(2.48)
CLASS I SHARES
6/30/2018
(unaudited)	$23.56	$0.04	$1.11	$1.15	$—	$—	$—	$—
For the period
from
2/1/2017[e]
through
12/31/2017	26.41	0.15	5.30	5.45	(0.16)	—	(8.14)	(8.30)

RMB Mendon Financial Services Fund
CLASS A SHARES
6/30/2018
(unaudited)	$43.40	$(0.04)	$3.22	$3.18	$—	$—	$—	$—
12/31/2017	41.30	(0.17)	5.15	4.98	—	—	(2.88)	(2.88)
12/31/2016	32.31	0.02	9.58	9.60	—	—	(0.62)	(0.62)
12/31/2015	27.88	—	5.70	5.70	—	—	(1.27)	(1.27)
12/31/2014	25.77	(0.21)	3.06	2.85	—	—	(0.74)	(0.74)
12/31/2013	19.03	(0.13)	6.87	6.74	—	—	—	—
CLASS C SHARES
6/30/2018
(unaudited)	$39.76	$(0.20)	$2.95	$2.75	$—	$—	$—	$—
12/31/2017	38.32	(0.45)	4.77	4.32	—	—	(2.88)	(2.88)
12/31/2016	30.25	(0.22)	8.91	8.69	—	—	(0.62)	(0.62)
12/31/2015	26.36	(0.21)	5.37	5.16	—	—	(1.27)	(1.27)
12/31/2014	24.59	(0.39)	2.90	2.51	—	—	(0.74)	(0.74)
12/31/2013	18.30	(0.28)	6.57	6.29	—	—	—	—
CLASS I SHARES
6/30/2018
(unaudited)	$43.87	$0.01	$3.26	$3.27	$—	$—	$—	$—
For the period
from
2/1/2017[e]
through
12/31/2017	41.33	(0.06)	5.48	5.42	—	—	(2.88)	(2.88)

18	FINANCIAL HIGHLIGHTS	See Notes to Financial Statements

						Ratio to average net assets %
								Ratio of total
						Ratio of total		expenses
						expenses after		before
						extraordinary		extraordinary
		Net asset			Net assets, end	expense and		expense and		Ratio of net	Portfolio
Redemption		value,	Total		of period	reimbursement/		reimbursement/		investment	turnover
fees		end of period	return %		(in $000’s)	recovery		recovery		income (loss)	rate %

$—		$24.69	4.80	[c]	$72,048	1.29	[b]	1.29	[b]	0.12 [b]	16	[c]
0.00	[d]	23.56	22.49		72,848	1.29		1.29		0.27	45
0.01		25.93	1.36		78,787	1.63		1.55		0.02	51
0.00	[d]	34.90	1.52		110,275	1.38		1.38		0.28	17
0.00	[d]	37.64	8.04		124,215	1.36		1.36		0.25	24
0.00	[d]	36.76	24.28		145,480	1.33		1.33		0.53	45

$—		$20.74	4.38	[c]	$3,078	2.04	[b]	2.04	[b]	(0.63)[b]	16	[c]
—		19.87	21.57		3,823	2.04		2.04		(0.48)	45
0.00	[d]	23.02	0.57		4,927	2.39		2.30		(0.73)	51
0.00	[d]	32.19	0.77		11,507	2.13		2.13		(0.47)	17
0.00	[d]	35.23	7.25		15,417	2.11		2.11		(0.50)	24
0.00	[d]	34.65	23.32		17,810	2.08		2.08		(0.22)	45

$—		$24.71	4.88	[c]	$2,787	1.04	[b]	1.04	[b]	0.37 [b]	16	[c]

0.00	[d]	23.56	20.52	[f]	5,586	1.04	[b]	1.04	[b]	0.52 [b]	45	[c]

$0.00	[d]	$46.58	7.33	[c]	$315,019	1.29	[b]	1.29	[b]	(0.20)[b]	32	[c]
0.00	[d]	43.40	11.99		333,628	1.33		1.33		(0.39)	59
0.01		41.30	29.77		420,479	1.42		1.41		0.05	71
0.00	[d]	32.31	20.43		224,755	1.71		1.61		0.02	62
0.00	[d]	27.88	11.11		76,726	1.80		1.64		(0.79)	106
0.00	[d]	25.77	35.42		77,206	1.80		1.81		(0.56)	126

$0.00	[d]	$42.51	6.92	[c]	$62,255	2.04	[b]	2.04	[b]	(0.95)[b]	32	[c]
0.00	[d]	39.76	11.17		58,027	2.08		2.08		(1.14)	59
0.00	[d]	38.32	28.76		47,247	2.17		2.16		(0.73)	71
0.00	[d]	30.25	19.55		27,017	2.46		2.36		(0.73)	62
0.00	[d]	26.36	10.26		12,180	2.55		2.39		(1.54)	106
0.00	[d]	24.59	34.37		7,258	2.55		2.56		(1.31)	126

$0.00	[d]	$47.14	7.45	[c]	$334,098	1.04	[b]	1.04	[b]	0.05 [b]	32	[c]

0.00	[d]	43.87	13.02	[f]	242,342	1.08	[b]	1.08	[b]	(0.14)[b]	59	[c]

See Notes to Financial Statements	FINANCIAL HIGHLIGHTS	19

Financial Highlights (Continued) For a share outstanding throughout each period.

	Income from investment operations				Less distributions
			Net realized				Distributions
			and				from capital
	Net asset	Net	unrealized		Dividends		gains (from
	value,	investment	gain(loss)	Total from	from net	Distributions	securities
	beginning	income	on securities	investment	investment	from return	and options	Total
	of period	(loss)[a]	and options	operations	income	of capital	transactions)	distributions
RMB Mendon Financial Long/Short Fund
CLASS A SHARES
6/30/2018
(unaudited)	$17.67	$(0.04)	$0.49	$0.45	$—	$ ‘—	$—	$—
12/31/2017	18.24	(0.15)	(0.42)	(0.57)	—	—	—	—
12/31/2016	16.80	(0.07)	1.59	1.52	—	—	(0.08)	(0.08)
12/31/2015	14.92	(0.07)	2.33	2.26	—	—	(0.39)	(0.39)
12/31/2014	13.90	(0.14)	1.81	1.67	—	—	(0.65)	(0.65)
12/31/2013	11.40	(0.00)[d]	2.68	2.68	—	—	(0.18)	(0.18)

CLASS C SHARES
6/30/2018
(unaudited)	$16.39	$(0.10)	$0.46	$0.36	$—	$—	$—	$—
12/31/2017	17.03	(0.25)	(0.39)	(0.64)	—	—	—	—
12/31/2016	15.80	(0.17)	1.48	1.31	—	—	(0.08)	(0.08)
12/31/2015	14.17	(0.17)	2.19	2.02	—	—	(0.39)	(0.39)
12/31/2014	13.32	(0.23)	1.73	1.50	—	—	(0.65)	(0.65)
12/31/2013	11.01	(0.09)	2.58	2.49	—	—	(0.18)	(0.18)

CLASS I SHARES
6/30/2018
(unaudited)	$17.82	$(0.02)	$0.50	$0.48	$—	$—	$—	$—
12/31/2017	18.33	(0.10)	(0.41)	(0.51)	—	—	—	—
12/31/2016	16.84	(0.02)	1.59	1.57	—	—	(0.08)	(0.08)
For the period
from
8/20/2015[e]
through
12/31/2015	16.39	—	0.83	0.83	—	—	(0.39)	(0.39)

a	Per share values have been calculated using the average share method.
b	Annualized.
c	Not Annualized.
d	Less than $0.01 per share.
e	Commencement of operations.
f	Total Return was not annualized for periods less than one year, assumes dividend reinvestment and does not relect the effect of sales charges. Total return would have been lower in the absence of the expense waiver.
g	Ratio of total expenses after reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 1.60%, 1.58%, 1.75%, 1.85%, 1.80%, and 1.75%, for 06/30/2018, through 12/31/2013, respectively.
h	Ratio of total expenses before reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 1.60%, 1.58%, 1.68%, 1.74%, 1.85%, and 1.89%, for 06/30/2018, through 12/31/2013, respectively.
i	Ratio of net investment income (loss), excluding extraordinary expense and dividend and interest expense on securities sold short, would have been (0.13%), (0.41%), (0.02%), (0.01%), (0.45%), and 0.51%, for 06/30/2018, through 12/31/2013, respectively.
j	Ratio of total expenses after reimbursement/recovery, excluding extraordinary expense and dividend and interest expense on securities sold short, would have been 1.74%.
k	Ratio of total expenses after reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 2.30%, 2.28% 2.45%, 2.55%, 2.50%, and 2.45%, for 06/30/2018, through 12/31/2013, respectively.
l	Ratio of total expenses before reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 2.30%, 2.28% 2.38%, 2.44%, 2.55%, and 2.59%, for 06/30/2018, through 12/31/2013, respectively.
m	Ratio of net investment income (loss), excluding extraordinary expense and dividend and interest expense on securities sold short, would have been (0.83%), (1.11%), (0.72%), (0.71%), (1.15%), and (0.19%), for 06/30/2018, through 12/31/2013, respectively.
n	Ratio of total expenses after reimbursement/recovery, excluding extraordinary expense and dividend and interest expense on securities sold short, would have been 2.43%.
o	Ratio of total expenses after reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 1.30%, 1.28%, 1.39% and 1.44% for 06/30/2018, 12/31/2017, 12/31/2016 and 12/31/2015, respectively.
p	Ratio of total expenses before reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 1.30%, 1.28%, 1.38% and 1.44% for 06/30/2018, 12/31/2017, 12/31/2016 and 12/31/2015, respectively.
q	Ratio of net investment income (loss), excluding extraordinary expense dividend and interest expense on securities sold short, would have been 0.17%, (0.11%), 0.33% and (0.40%) for 06/30/2018, 12/31/2017, 12/31/2016 and 12/31/2015, respectively.
r	Ratio of total expenses after reimbursement/recovery, excluding extraordinary expense and dividend and interest expense on securities sold short, would have been 1.38%.

20	FINANCIAL HIGHLIGHTS	See Notes to Financial Statements

						Ratio to average net assets %
								Ratio of total
						Ratio of total		expenses
						expenses after		before
						extraordinary		extraordinary
		Net asset			Net assets, end	expense and		expense and		Ratio of net	Portfolio
Redemption		value,	Total		of period	reimbursement/		reimbursement/		investment	turnover
fees		end of period	return %		(in $000’s)	recovery		recovery		income (loss)	rate %

$0.00	[d]	$18.12	2.49	[c]	$85,020	1.95	[b,g]	1.95	[b,h]	(0.48)[b,i]	38	[c]
0.00	[d]	17.67	(3.07)		95,001	2.01	[g]	2.01	[h]	(0.84)[i]	82
0.00	[d]	18.24	9.14		196,133	2.18	[g,j]	2.11	[h]	(0.46)[i]	61
0.01		16.80	15.10		319,796	2.24	[g]	2.14	[h]	(0.40)[i]	72
0.00	[d]	14.92	12.08		70,544	2.30	[g]	2.35	[h]	(0.95)[i]	131
0.00	[d]	13.90	23.52		67,912	2.27	[g]	2.41	[h]	(0.02)[i]	172

$—		$16.75	2.14	[c]	$24,703	2.65	[b,k]	2.65	[b,l]	(1.18)[b,m]	38	[c]
—		16.39	(3.76)		25,130	2.71	[k]	2.71	[l]	(1.54)[m]	82
0.00	[d]	17.03	8.32		28,143	2.88	[k,n]	2.81	[l]	(1.16)[m]	61
0.00	[d]	15.80	14.21		25,160	2.94	[k]	2.84	[l]	(1.10)[m]	72
0.00	[d]	14.17	11.33		10,614	3.00	[k]	3.05	[l]	(1.65)[m]	131
0.00	[d]	13.32	22.62		8,529	2.97	[k]	3.11	[l]	(0.72)[m]	172

$0.00	[d]	$18.30	2.64	[c]	$113,059	1.65	[b,o]	1.65	[b,p]	(0.18)[b,q]	38	[c]
0.00	[d]	17.82	(2.78)		121,526	1.71	[o]	1.71	[p]	(0.54)[q]	82
0.00	[d]	18.33	9.41		77,338	1.82	[o,r]	1.82	[p]	(0.13)[q]	61

0.01		16.84	5.03	[f]	41,369	1.84	[b,o]	1.84	[b,p]	0.00 [b,q]	72	[c]

See Notes to Financial Statements	FINANCIAL HIGHLIGHTS	21

Notes to Financial Statements (Unaudited)

Organization

RMB Investors Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust currently consists of six series. This report covers the following three series: RMB Fund, RMB Mendon Financial Services Fund, and RMB Mendon Financial Long/Short Fund (each, a “Fund” and collectively, the “Funds”). RMB Capital Management, LLC (“RMB” or the “Adviser”) serves as the investment adviser to the Funds. Mendon Capital Advisors Corp. (the “Sub-Adviser”) serves as sub-adviser to the RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund.

The RMB Fund seeks capital appreciation, mainly long term; income is generally of less importance, meaning that it is a secondary goal. The RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund seek capital appreciation.

Each Fund has three classes of shares:

Class A shares incur a maximum initial sales charge of 5.00% and an annual distribution and service fee of 0.25% (RMB Fund and RMB Mendon Financial Services Fund) and 0.30% (RMB Mendon Financial Long/Short Fund).

Class C shares are subject to an annual distribution and service fee of 1.00%. In addition, Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase.

Class I shares have no initial sales charge and bear no annual distribution and service fee.

Prior to May 1, 2018, each Fund charged a 2.00% short-term redemption fee on proceeds from shares redeemed (either by selling or exchange into another Fund) within 30 days after purchase.

1. Accounting Policies

General:

Each Fund is considered an investment company under United States of America Generally Accepted Accounting Principles (“U.S. GAAP”) and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies.

Investment Valuation

Portfolio securities and any other Fund assets shall be valued each day on which the New York Stock Exchange is open for business, using readily available market quotations at such times as are established in the Trust’s registration statement. The valuation methods below are listed in order of priority; the highest priority shall be employed when available. If none of the listed valuation methods are available, portfolio securities shall be fair valued by RMB’s Valuation Committee in conformity with the fair valuation provisions below.

Stocks

Equity Securities, Warrants, Exchange Trading Funds (“ETFs”), and American Depository Receipts (“ADRs”) Listed on a U.S. Exchange. The market value shall be the last reported sale price on the market on which the security primarily trades. If there is no such last sale reported, securities will be valued at the mean between the closing bid and closing asked prices on the primary market.

Equity Securities on NASDAQ. The market value shall be the NASDAQ Official Closing Price or “NOCP.” The NOCP is determined by NASDAQ to be the last reported sale price, unless the last sale price is above or below both the last reported bid and asked prices. If the last reported bid and asked price is above the last sale price, the last reported bid is used; conversely, if the last reported bid and asked price is below the last sale price, the last reported asked price will serve as the NOCP. If no last sales price is reported, the securities will be valued at the mean between the closing bid and closing asked price on the market on which the security primarily trades.

Equity Securities traded on the Over-The-Counter (“OTC”) Market. The market value shall be the last reported sale in the OTC market on which the security primarily trades, such as the OTC Bulletin Board, Pink OTC Markets, Inc., or other recognized OTC market. If no last sale is reported, the securities will be valued at the mean between the closing bid and the closing asked price on the primary market.

Bonds

Long-Term Debt Securities. Debt securities, including bonds, notes, debentures, certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than sixty (60) calendar days for which reliable market quotations are readily available, shall be valued at the closing price. In the absence of closing prices, such securities will be valued at the mean between the closing bid and closing asked prices.

Short-Term Debt Securities. Debt securities with a remaining maturity of sixty (60) days or less are generally valued at amortized cost, subject to Board oversight.

Futures and Option contracts

Options Listed on a National Securities Exchange. Exchange traded options shall be valued at the composite mean between the closing bid and closing asked price, as provided by ICE.

•	Any options expiring within 30 days that are “out of the money” and for which there is no bid or asked price on the primary exchange, shall be valued at zero ($0.00). For the avoidance of doubt, the absence of a bid or asked price in such circumstance shall not result in treating the price as stale.

Exchange Traded Futures Contracts and Options on Futures Contracts. The market value of these instruments shall be the final settlement price or official closing price on the principal exchange on which the instrument is traded. If there is no such

22	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

price, the value shall be the mean between the closing bid and the closing asked prices on the principal exchange.

Short sales

The RMB Mendon Financial Long/Short Fund may take “short” positions (i.e., sell “short”) in securities of companies believed to be overvalued, with a maximum short exposure limit of 25% of the Fund’s net assets, which is measured daily by the Adviser. During the period ended June 30, 2018, the RMB Mendon Financial Long/Short Fund sold securities short in order to hedge its long positions in periods of market decline and to take advantage of negative information about companies gained from the Sub-Adviser’s research. When a Fund enters into a short sale, the Fund records a liability for the securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked-to-market to reflect the market value of securities sold short. The Fund may also incur a dividend expense if a security that has been sold short declares a dividend. Until the Fund replaces a borrowed security, it will maintain in a segregated account at all times, cash, U.S. government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker or custodian as collateral, will at least equal the current market value of the security sold short. All short sales must be collateralized as required by law or agreement with the Fund’s prime broker. The Fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss. This risk is potentially unlimited, as a Fund that sells a security short without hedging will be exposed to any market value increase.

Shares Valuation

The NAV per share of each share class of each Fund is calculated by dividing the sum of the value of the assets held by the Fund, minus all liabilities (including accrued expenses), by the total number of shares outstanding of the share class of the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.

Multiple Class Allocations

Each class of shares of a Fund has equal rights as to earnings and assets, except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Accounting for Portfolio Transactions

The Funds account for purchases and sales of portfolio securities as of each security’s trade date. The Funds determine realized gains and losses based on identified cost (the same basis used for federal income tax purposes). When the Funds earn dividends, they record the income on the ex-dividend date, minus any foreign taxes. The Funds record interest income on an accrual basis. Premiums and discounts on the purchase of securities are amortized/accreted using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Securities Lending

The Funds may lend securities to brokers, dealers, and other financial organizations to earn additional income. Each security loan is collateralized with segregated assets held with the custodian in an amount equal to or greater than the current market value of the loaned securities.

When a Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the Fund may incur a loss or, in the event of a borrower’s bankruptcy, may be delayed in, or prevented from, liquidating the collateral. The Fund will bear the risk of loss with respect to the investment of cash collateral. During the period ended June 30, 2018, the Funds did not engage in any securities lending.

Use of Management Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions in computing net asset value and preparing the financial statements, so the actual cash amounts received or paid for a Fund’s assets, liabilities, income, and other items may ultimately differ from what is shown here.

2. Administrative Fees

During the six months ended June 30, 2018, the Funds paid the administrator 0.09% of average daily net assets up to $300 million, 0.07% of average daily net assets on the next $600 million and 0.03% of average daily net assets over $900 million. Effective July 1, 2018, the Funds engaged a different service provider for administrative services with a different fee schedule.

3. Adviser Fees

RMB serves as the investment adviser to the Funds. The Adviser is entitled to a monthly fee at an annual rate based upon a percentage of the average daily net assets of each Fund at the following rates:

RMB Fund	0.60%
RMB Mendon Financial Services Fund	0.75%
RMB Mendon Financial Long/Short Fund	0.90%

The Adviser’s basic fee with respect to RMB Mendon Financial Long/Short Fund may be adjusted upward or downward (by up to 0.10% of the Fund’s rolling 36 month average daily net assets) depending on whether and to what extent the Fund’s

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements (Unaudited) (Continued)

performance for the relevant performance period, which consists of the current month and the prior 35 months, exceeds or is exceeded by the performance of the KBW Bank Index. This performance comparison is made at the end of each month. The net performance adjustment for the RMB Mendon Financial Long/Short Fund was (0.15%) or ($165,356) which resulted in a net advisory fee for the six-month period ended June 30, 2018 of 0.83% of average daily net assets or $937,303.

4. Distribution Fees and Commissions

Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter to the Funds pursuant to a distribution agreement dated May 31, 2017. The Distributor acts as principal underwriter of each Fund’s shares. The Funds have adopted distribution plans under the 1940 Act, to reimburse the Distributor for services provided for distributing shares of the Funds. The following Funds pay the Distributor distribution and service fees from the assets of the share classes, and in the amounts, listed below:

Distribution Fees:

	Class A	Class C
RMB Fund	0.25%	0.75%
RMB Mendon Financial Services Fund	0.25%	0.75%
RMB Mendon Financial Long/Short Fund	0.30%	0.75%

Service Fees:

		Class C
RMB Fund		0.25%
RMB Mendon Financial Services Fund		0.25%
RMB Mendon Financial Long/Short Fund		0.25%

5. Offering Price

For Class A shares, the offering price as of June 30, 2018, including the maximum 5% sales charge was $25.99, $49.03, and $19.07 for RMB Fund, RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund, respectively. The redemption price is NAV. Class C shares are offered at NAV without the imposition of an initial sales charge and the redemption price is NAV, subject to any applicable CDSC. Class I shares are offered at NAV without the imposition of an initial sales charge or a CDSC.

6. Expenses

Expenses directly charged or attributable to any Fund will be paid from the assets of that Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each series on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each series or the nature of the services performed and relative applicability to each series. Fund expenses that are not class specific are allocated to each class. Differences in class-level expenses may result in payment of different per share dividends by class.

The Adviser adopted a contractual Expense Limitation Agreement (the “Agreement”) for the Funds. Under the Agreement, the Adviser contractually limits certain operating expenses (including advisory, distribution and service fees, among others) of the following Funds and share classes’ to the rates below based on average daily net assets:

	Class A	Class C	Class I
RMB Fund	1.59%	2.34%	1.34%
RMB Mendon Financial Services Fund	1.80%	2.55%	1.55%

Under the Agreement, the Adviser contractually limits the “other expenses” (which excludes advisory, distribution and service fees, among others) of each share class of the RMB Mendon Financial Long/Short Fund to 0.65% of average daily net assets.

In accordance with the Agreement, the Adviser will not reimburse the Fund for certain expenses, such as interest, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired Fund fees and expenses, short sale dividends, extraordinary expenses not incurred in the ordinary course of the Fund’s business (e.g., litigation, indemnification) and any other costs and expenses approved by the Board. For the period ended June 30, 2018, the dividend expense for securities sold short was $394,912 for RMB Mendon Financial Long/Short Fund. Pursuant to the Agreement, any fee waivers and expense reimbursements made by the Adviser to a Fund are subject to recoupment by the Adviser for a period of three years following the date on which the waiver or reimbursement occurred, provided such recoupment does not cause the Fund to exceed the expense limits in effect at the time of the waiver/reimbursement or recoupment. The Agreement will remain in effect through May 1, 2019 and may be continued from year to year thereafter, if agreed by all parties to the Agreement. The Agreement may only be terminated during its term by agreement of RMB and the Funds’ Board of Trustees.

7. Securities Transactions

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments for each Fund, for the period ended June 30, 2018, were as follows:

	Purchases	Sales
RMB Fund	$12,495,315	$(21,061,780)
RMB Mendon Financial Services Fund	$251,439,215	$(196,831,082)
RMB Mendon Financial Long/Short Fund	$80,721,496	$(102,720,114)

8. Distributions and Taxes

Dividends from net investment income, if any exist, are generally declared and paid at least annually for the Funds. Distributions of net realized gains, if any, are declared and paid at least annually for the Funds. All short-term capital gains are included in ordinary income for tax purposes.

The Funds record distributions on the ex-dividend date. On occasion, a Fund may make reclassifications among some of its capital accounts. This could have the effect of changing the nature of certain distributions that have already been made,

24	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

which could have tax implications for shareholders. A Fund would only make reclassifications consistent with federal tax regulations.

It is each Fund’s intention to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income tax provision has been made. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2015-2017), or expected to be taken in the Funds’ 2018 tax returns. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The character of distributions paid on a tax basis during 2017 and 2016 are as follows:

		RMB Mendon	RMB Mendon
		Financial	Financial
	RMB	Services	Long/Short
2017	Fund	Fund	Fund
Distributions paid from:
Ordinary income	$120,559	$10,150,111	$—
Long-Term Capital Gain	22,285,898	29,572,866	—
	$22,406,457	$39,722,977	$—

		RMB Mendon	RMB Mendon
		Financial	Financial
	RMB	Services	Long/Short
2016	Fund	Fund	Fund
Distributions paid from:
Ordinary income	$200,972	$1,793,021	$812,032
Long-Term Capital Gain	23,570,000	4,796,651	601,580
	$23,770,972	$6,589,672	$1,413,612

As of December 31, 2017, the components of distributable earnings on a tax basis were as follows:

		RMB Mendon	RMB Mendon
		Financial	Financial
	RMB	Services	Long/Short
	Fund	Fund	Fund
Tax cost of investments	$61,045,770	$474,590,167	$132,947,960
Undistributed Ordinary Income	—	3,568,053	—
Undistributed Long-Term Capital Gains	3,992,658	5,447,336	—
Accumulated Capital and other Losses	—	—	(8,871,347)
Unrealized Appreciation on Investments	21,725,437	136,791,826	55,724,282
Unrealized Appreciation (Depreciation) on short securities and options written	—	49,759	(14,175,989)
Other accumulated losses	—	—	—
Total Accumulated Earnings	$25,718,095	$145,856,974	$32,676,946

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by treasury regulations:

		RMB Mendon	RMB Mendon
		Financial	Financial
Not Subject to	RMB	Services	Long/Short
Expiration	Fund	Fund	Fund
Short-Term	$—	$—	$8,871,347
Long-Term	$—	$—	$—

At December 31, 2017, the Funds had no Deferred Post-October losses.

Net investment income and realized gain and loss for federal tax purposes differ from that reported in the financial statements because of temporary and permanent book and tax differences. These differences are primarily related to differing treatment of wash sales, REITS, partnerships and the tax practice known as equalization. As of December 31, 2017, the permanent book and tax basis differences were as follows:

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements (Unaudited) (Continued)

		RMB Mendon	RMB Mendon
		Financial	Financial
	RMB	Services	Long/Short
	Fund	Fund	Fund
Increase/(Decrease) to Undistributed Net Investment Income/(Loss)	$24,592	$2,379,970	$2,252,916
Increase/(Decrease) to Accumulated Net Realized Gain/(Loss)	$(4,288,090)	$(4,315,226)	$(40,085)
Increase/(Decrease) to Paid-In Capital	$4,263,498	$1,935,256	$(2,212,831)

9. Disclosure of Certain Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and based on experience the Funds expect the risk of loss to be remote.

10. Transactions with Affiliated Securities

During the period ended June 30, 2018, RMB Mendon Financial Services Fund owned shares of the following affiliated securities. An affiliated security is a security in which the Fund has ownership of at least 5% of the voting securities.

RMB Mendon Financial Services Fund

	Value at	Cost of	Proceeds	Realized	Unrealized	Value at	Dividend
Affiliate	12/31/17	Purchases	from Sales	Gain/(Loss)	Gain/(Loss)	06/30/18	Income
FB Financial Corp.[1]	$44,783,637	$20,562,801	$1,274,254	$47,850	$(1,590,037)	$62,529,997	$63,992
Totals	$44,783,637	$20,562,801	$1,274,254	$47,850	$(1,590,037)	$62,529,997	$63,992

	Shares at			Shares at
Affiliate	12/31/17	Purchases	Sales	06/30/18
FB Financial Corp.[1]	1,066,531	498,809	29,731	1,535,609
Totals	1,066,531	498,809	29,731	1,535,609

[1]	As of December 31, 2017, the company was not an affiliate.

11. Restricted Securities

The Funds may not invest more than 15% of net assets in securities subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities deemed by the Adviser to be liquid are not subject to the 15% limitation. At June 30, 2018, the Funds held no restricted securities.

12. Fund Risks

Each of the Funds is subject to market risk, common stock risk, management risk, and other risks. Market risk is the risk that the price of a security held by a Fund may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to the issuer of the security. Common stock risk is the risk that the price of an equity security held by a Fund may decline due to factors specifically related to the issuer of the security or due to general market conditions that are not specifically related to the issuer. Common stock may be disproportionately affected by these risks because it is subordinated to preferred stock, bonds, and other debt instruments in the issuer’s capital structure, and common stocks have also historically experienced significantly more volatility in their returns than these other securities. Management risk is the risk that investment decisions employed by the Adviser or Sub-Adviser will not produce the intended results.

RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund may be disproportionately affected by events affecting the Financial Services sector. Events affecting the Financial Services sector may include the following:

•	Bank viability/liquidity

•	Change in income conditions and interest rates

•	Financial companies may fall out of favor

•	Concentration of investments may increase volatility of the Fund

Also, regulation in response to the financial crisis, such as the Dodd-Frank Act, may materially and adversely affect companies in which the Funds invest.

In addition, RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund are subject to micro capitalization company risk and small- and mid-capitalization company risk.

Micro cap companies (companies with a market capitalization of less than $300 million) may be less financially secure, more volatile and have lower trading volumes than large-, mid- or small-capitalization companies.

26	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

Small- and mid-capitalization companies also may have greater price volatility than large-capitalization companies. Some small-cap holdings may be considered or become illiquid.

13. Fair Value of Financial Instruments

The Funds have adopted fair valuation accounting standards which establish an authoritative definition of fair value and set forth a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received in the sale of an asset or that would be paid to transfer a liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used to value the asset or liability. These standards state that “observable inputs” reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. “Unobservable inputs” reflect the Funds’ own assumptions about the inputs market participants would use to value the asset or liability. Various inputs are used in determining the value of each Fund’s investments, and the lowest level for any significant input determines leveling. These inputs are summarized in the three broad levels below:

Level 1 — Prices are determined using unadjusted exchange-traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities and certain options.

Level 2 — Prices are determined using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, unlisted rights and warrants and certain options.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect RMB’s Valuation Committee’s own assumptions about the factors that market participants would use in pricing an investment and are based on the best information available. These inputs include, but are not limited to, any available market prices for the security or for securities deemed comparable; the cost of the security at the date of purchase; fundamental analytical data relating to the issuer of the security, the type of security and relevant financial statements; special reports, if any, prepared by qualified analysts; and the nature and duration of restrictions, if any, on disposition of the security. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of brokers’ own judgments about the assumptions that market participants would use.

The following table provides the fair value measurements of applicable Fund assets by security class and fair value hierarchy level as of June 30, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

At June 30, 2018	Level 1	Level 2	Level 3	Total
RMB Fund
Assets
Common Stock:
Consumer Discretionary	$9,525,607	$—	$—	$9,525,607
Energy	5,128,008	—	—	5,128,008
Financial Services	7,105,870	—	—	7,105,870
Health Care	15,823,042	—	—	15,823,042
Industrials	8,299,007	—	—	8,299,007
Information Technology	27,658,002	—	—	27,658,002
Real Estate	3,964,675	—	—	3,964,675
Total	$77,504,211	$—	$—	$77,504,211

RMB Mendon Financial Services Fund
Assets
Common Stock:
Banks	$613,649,785	$—	$—	$613,649,785
Diversified Financials	42,226,855	—	—	42,226,855
Commercial Services & Supplies	692,367	—	—	692,367
Thrifts & Mortgage Finance	34,653,878	—	—	34,653,878
Warrants: Banks	3,926,800	—	—	3,926,800
Total	$695,149,685	$—	$—	$695,149,685
Liabilities
Written Options	(629,472)	—	—	(629,472)
Total	$694,520,213	$—	$—	$694,520,213

RMB Mendon Financial Long/Short Fund
Assets
Common Stock:
Banks	$178,710,559	$—	$—	$178,710,559
Diversified Financials	24,789,641	—	—	24,789,641
Thrifts & Mortgage Finance	5,819,233	—	—	5,819,233
Options – Purchased	1,669,708	—	—	1,669,708
Total	$210,989,141	$—	$—	$210,989,141
Liabilities
Short Sales	(44,731,868)	—	—	(44,731,868)
Written Options	(2,551,015)	—	—	(2,551,015)
Total	$163,706,258	$—	$—	$163,706,258

During the period ended June 30, 2018, there were no transfers between Level 1 and Level 2.

14. Disclosures about Derivative Instruments and Hedging Activities

Accounting Standards Codification 815 — Disclosures about Derivative Instruments and Hedging Activities (“ASC 815”) requires enhanced disclosures to provide information about the reasons the Funds invest in derivative instruments, the accounting treatment of derivatives and the effect derivatives have on financial performance.

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements (Unaudited) (Continued)

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure as of June 30, 2018:

Fair Value of Derivative Instruments

As of June 30, 2018

	Derivatives
	not accounted
	for as hedging	Statements
	instruments	of Assets &
	under ASC	Liabilities	Asset or
Fund	815	Location	Liability	Fair Value
RMB Mendon Financial Services Fund	Equity Contracts	Options written, at value	Liability	$629,472

	Warrants	Investments, at value	Asset	3,926,800

RMB Mendon Financial Long/Short Equity Fund	Equity Contracts	Options written, at value	Liability	2,551,015

	Contracts	Investments, at value	Asset	1,669,708

The Effect of Derivative Instruments on the Statements of Operations

For the period ended June 30, 2018

	Changes in
	Derivatives not			Change in
	accounted for			Unrealized
	as hedging	Location of	Realized	Appreciation
	instruments	Gain or (Loss)	Gain or (Loss)	or
Fund	under ASC 815	on Derivatives	on Derivatives	(Depreciation)
RMB Mendon Financial Services Fund	Equity Contracts	Realized gain on written options	$88,281

		Net unrealized appreciation on written options		$801,582

	Warrants	Net unrealized appreciation/ (depreciation) on investments		$69,200

RMB Mendon Financial Long/Short Fund	Equity Contracts	Realized gain on purchased options	$16,613

		Realized gain on written options	$661,071

		Net unrealized appreciation on purchased options		$752,164

		Net unrealized appreciation on written options		$1,276,593

The derivative instruments outstanding as of the period ended June 30, 2018 as disclosed in the portfolio holdings and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period ended June 30, 2018 as disclosed in the statements of operations serve as indicators of the volume of derivative activity for the Funds.

The quarterly average volumes of derivative instruments as of June 30, 2018 are as follows:

			Number of	Notional
Fund	Derivative Instrument		Contracts	Value
RMB Mendon Financial Services Fund	Equity Contracts	Call Option Written	(3,854)	$(251,324)

RMB Mendon Financial Long/Short Fund	Equity Contracts	Put Option Purchased	28,408	888,698

		Call Option Purchased	1,329	12,297

		Call Option Written	(2,610)	(758,404)

		Put Option Written	(3,757)	(825,626)

The average number of derivative instruments is based on the average quarter end balances for the period January 1, 2018 to June 30, 2018.

15. Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Funds and has determined that there were no events that require recognition or disclosure in the financial statements.

28	NOTES TO FINANCIAL STATEMENTS

Other Information (Unaudited)

Understanding Your Fund Expenses

As a shareholder of RMB Fund, RMB Mendon Financial Services Fund or RMB Mendon Financial Long/Short Fund (each, a “Fund” and collectively, the “Funds”) you incur two types of costs: (1) transaction costs, including redemption fees and sales charges (loads); and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2018 to June 30, 2018.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical
	Actual Expenses			(5% Return Before Expenses)
	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid
	Account	Account	During Period*	Account	Account	During Period*
	Value	Value	1/1/2018-	Value	Value	1/1/2018 -	Expense
	1/1/2018	6/30/2018	6/30/2018	1/1/2018	6/30/2018	6/30/2018	Ratio*
RMB Fund
Class A	$1,000	$1,048	$6.55	$1,000	$1,018	$6.46	1.29%
Class C	1,000	1,044	10.34	1,000	1,015	10.19	2.04%
Class I	1,000	1,049	5.28	1,000	1,020	5.21	1.04%
RMB Mendon Financial Services Fund
Class A	$1,000	$1,073	$6.64	$1,000	$1,018	$6.47	1.29%
Class C	1,000	1,069	10.48	1,000	$1,015	10.20	2.04%
Class I	1,000	1,075	5.36	1,000	1,020	5.22	1.04%
RMB Mendon Financial Long/Short Fund
Class A	$1,000	$1,025	$9.78	$1,000	$1,015	$9.73	1.95%
Class C	1,000	1,021	13.26	1,000	1,012	13.20	2.65%
Class I	1,000	1,026	8.28	1,000	1,017	8.24	1.65%

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 462-2392; (2) by visiting the Funds’ website located at http://www.rmbfunds.com; and (3) by visiting the U.S. Securities and Exchange Commission’s (“SEC”) website located at http://www.sec.gov.

Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (1) by calling (800) 462-2392; (2) by visiting the Funds’ website located at http://www.rmbfunds.com; (3) by visiting the SEC’s website at http://www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

OTHER INFORMATION	29

Board of Trustees Evaluation and Approval of Investment Advisory and Sub-Advisory Agreements

RMB Investors Trust (the “Trust”) has an Investment Advisory Agreement (the “Advisory Agreement”) with RMB Capital Management, LLC (“RMB”) pursuant to which RMB manages six series of the Trust, including RMB Fund, RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund (each, a “Fund,” and together, the “Funds”). The RMB Mendon Financial Services Fund and the RMB Mendon Financial Long/Short Fund are referred to herein as the “Mendon Funds.” RMB has a sub-advisory agreement (“Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Agreements”) with Mendon Capital Advisors Corp. (“Mendon”) pursuant to which Mendon serves as the sub-adviser to the Mendon Funds.

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the continuance of the Agreements be approved annually by both the Board of Trustees (the “Board”) and by a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), voting separately. All of the Trustees of the Trust are Independent Trustees. The continuance of each Agreement was most recently considered and approved for a period through June 30, 2019 at an in-person meeting of the Board called for that purpose held on June 6, 2018. The Board determined that the terms of each Agreement are fair and reasonable and approved the continuance of each of the Agreements. In addition, RMB manages three other series of the Trust, RMB Japan Fund, RMB International Fund, and RMB International Small Cap Fund (collectively, the “New Funds”), which were launched in December 2017. The advisory contract for the New Funds was first approved on December 6, 2017, and continues through July 1, 2019. Accordingly, the Board was not required to, and did not, consider continuance of the agreements relating to the New Funds.

At its May 17, 2018 and June 6, 2018 meetings, the Trustees discussed the continuance of the Agreements. At each meeting, the Board received and considered materials relating to, among other matters, the investment and management services provided by RMB and Mendon. The Board also consider matters bearing on the Agreements at its various meetings throughout the year, meets at least quarterly with the Funds’ portfolio managers and receives regular reports from RMB on the performance of the Funds.

In evaluating the Agreements, the Board received and reviewed information provided by RMB and Mendon in response to written requests from the Independent Trustees and their legal counsel, including without limitation information regarding RMB, Mendon, their affiliates and personnel, operations and financial condition. The Independent Trustees discussed with representatives of RMB and Mendon (including the portfolio managers of the Funds associated with those firms) the operations of the Funds and the capabilities of RMB and Mendon to provide advisory services to the Funds and, in the case of RMB, to supervise Mendon in its provision of sub-advisory services to the Mendon Funds.

Among other written and oral information, the Board requested and was provided information regarding:

•	the investment performance of each Fund and of independently selected peer groups of funds and of the Funds’ performance benchmarks over various time periods;

•	the investment performance of private funds and accounts managed by RMB and Mendon (if any) with investment strategies similar to the investment strategies of the Funds;

•	each Fund’s advisory fees and other expenses, including information comparing the Fund’s fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee breakpoints;

•	the fees charged by RMB for investment advisory services, as well as other compensation received by RMB and its affiliates;

•	the fees paid to Mendon by RMB;

•	the expense cap arrangements;

•	the total operating expenses of the Funds and comparison of current expenses to the previous year’s expenses;

•	comparisons of the investment performance, fees and total expenses of the Funds to mutual funds with similar objectives and strategies managed by other investment advisers prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data;

•	investment management staffing and the experience of the investment advisory and other personnel of RMB and Mendon;

•	the historical quality of the services provided by RMB and Mendon;

•	financial statements and other information regarding the financial condition and prospects of RMB and Mendon; and

•	the profitability to RMB of managing the Funds and the methodology in allocating expenses to the management of the Funds.

Throughout the process, the Board had numerous opportunities to ask questions of and request additional materials from RMB and Mendon. During each meeting at which the Board considered the Agreements, they were advised by and met, as necessary, in executive session with their independent legal counsel.

30	OTHER INFORMATION

Board of Trustees Evaluation and Approval of Investment Advisory and Sub-Advisory Agreements (Continued)

In considering the continuance of the Agreements, the Board reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the determination of the Board and Independent Trustees to approve the Agreements are discussed below:

Approval of the Agreements

1. Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of advisory, administrative and shareholder services provided by RMB, including the portfolio management of the RMB Fund and supervision of Mendon for the Mendon Funds, supervision of operations of all Funds and compliance and regulatory filings for the Funds and disclosures to Fund shareholders, general oversight of Mendon and other service providers, coordination of Fund marketing initiatives, assisting the Independent Trustees in their capacity as trustees, and other services.

With regard to Mendon, the Board considered the nature, quality and extent of the services provided by Mendon, particularly portfolio management, compliance and performance of the Mendon Funds.

The Board also considered information on RMB and Mendon, such as: financial condition; investment professionals’ experience; reputation, financial strength, regulatory history and resources; approach to retention and compensation of investment and other personnel; and management structure and their intentions with respect to the management of the Funds. The Board concluded that the nature, quality and extent of the services provided by RMB, its affiliates and Mendon to the Funds under the Agreements were appropriate for the Funds and that the Funds were likely to benefit from the continued provision of those services by RMB, its affiliates and Mendon, as applicable.

2. Performance of the Funds. The Board considered short-term and long-term investment performance of the RMB Fund. The Board noted that the RMB Fund was in the fourth-quintile of performance for the two- and ten-year periods, each ended March 31, 2018 against its Broadridge peer group, and that it was in the bottom quintile for the one-, three-, four-and five-year periods. The Board also noted RMB has served as the investment adviser to the RMB Fund since July 1, 2016, and also considered that from July 1, 2016 to December 31, 2018, the RMB Fund had returns that underperformed its benchmark. In addition, the Board also reviewed the RMB Fund’s recent outflows. The Board considered RMB’s explanation for the RMB Fund’s underperformance and the steps being taken to improve performance. The Board also considered the impact of outflows on the RMB Fund and requested that future reports compare the RMB Fund’s net asset flow activity to net asset flows of peer.

The Board considered the mixed investment performance of the Mendon Funds, for which Mendon serves as sub-adviser, in relation to their respective peers as shown in the Broadridge materials and to relevant indices over available time periods. The Board noted that the RMB Mendon Financial Long/Short Fund had achieved top-quintile performance relative to peers over the trailing two-, three-, four- and five-year periods ended March 31, 2018, but that it was in the fourth quintile for the one-year period, and that the RMB Mendon Financial Services Fund had achieved top-quintile performance relative to peers over the trailing two-, three-, four-, five- and ten-year periods ended March 31, 2017, but that it was in the bottom quintile for the one-year period. In this context, the Board considered the industry concentration of the Mendon Funds and the strategies followed by the Mendon Funds, in particular, certain of their hedging activities, and how the Mendon Funds might be expected to perform in the current market environment.

3. Costs of Services and Profits Realized by RMB.

(a) Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rate and expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by RMB to private funds and other accounts with similar investment mandates. The Trustees viewed favorably that fees would remain the same and the current willingness of RMB to limit the total expense ratios of certain Funds, including maintaining the agreement to contractually waive fees and reimburse expenses currently in effect. The Trustees also viewed cost-control efforts favorably, including negotiating new agreements that will reduce administrative and custodial fees. The Board noted that the contractual management fee for the RMB Fund was below the median within its Broadridge peer group, although the total expenses were above the median. The Board also noted that the contractual management fee and total expenses for the RMB Mendon Financial Long/Short Fund were near the median within its Broadridge peer group. With respect to the RMB Mendon Financial Services Fund, the Board noted that the contractual management fee and the total expenses were near the median of its Broadridge peer group.

The Board concluded that, for each Fund, the contractual management fee would be acceptable based upon the qualifications, experience, reputation and performance of RMB and the moderate overall expense ratio of the Funds given the relatively small size of the Funds, in particular the RMB Fund, and the Fund complex.

(b) Profitability and Costs of Services to RMB. The Board considered the materials concerning RMB’s profitability and costs attributable to the Funds. The Board also considered whether the amount of RMB’s profit would be a fair entrepreneurial profit for the management of the Funds. The Board considered the impact of the relatively small aggregate Fund assets on RMB’s fees and the amount of expenses that might be absorbed due to contractual expense waivers. The Board also reviewed financial statements showing RMB’s current financial position. The Board concluded that RMB’s profitability for each Fund would not be excessive, particularly in light of the quality of the services provided to the Funds.

OTHER INFORMATION	31

Board of Trustees Evaluation and Approval of Investment Advisory and Sub-Advisory Agreements (Continued)

4. Extent of Economies of Scale as the Funds Grow. The Board considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. The Board noted the Funds do not have breakpoints on their advisory fees that would otherwise allow investors to benefit directly in the form of lower fees as the Funds’ assets grow. Given the positive flows for the Mendon Funds, although assets under management in the RMB Fund continued to decline, the Board determined to continue to review whether and how additional economies of scale might be achieved for the benefit of Fund investors as and if asset levels materially increased.

5. Other Relevant Considerations.

(a) Personnel and Methods. The Board considered the size, education and experience of the staff of RMB and Mendon. The Board also considered the favorable history, reputation, qualifications and background of RMB and Mendon, as well as the qualifications of their personnel, and concluded that each of RMB and Mendon had sufficient personnel, with appropriate education and experience, to serve the Funds effectively.

(b) Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by RMB, Mendon and their affiliates from their association with the Funds, including any soft dollar services received. The Board concluded that potential “fall-out” benefits that RMB, Mendon and their affiliates may receive, such as greater name recognition or increased ability to obtain research services, appear to be reasonable, and may in some cases benefit the Funds.

Conclusions

In considering the Agreements, the Board did not identify any factor as all-important or all-controlling and instead considered the above-listed factors and others collectively in light of the totality of the Funds’ circumstances. Based on this review, it was the judgment of the Board that shareholders of the Funds would receive satisfactory performance at reasonable fees. As a part of its decision-making process, the Board considered, generally, that shareholders invested in the Funds knowing that RMB or Mendon, as applicable, managed the Fund and knowing their investment management fee schedules and investment philosophies. As such, the Board considered, in particular, whether RMB and Mendon managed the Funds in accordance with their investment objectives and policies as disclosed to shareholders.

After full consideration of the above factors, as well as other factors that the Board considered instructive in evaluating the Agreements, the Board and the Independent Trustees unanimously concluded that the continuance of the Agreements was in the best interest of each Fund and its shareholders and, on June 6, 2018, approved continuance of the Agreements through June 30, 2018.

32	OTHER INFORMATION

Privacy Notice

Protecting the privacy of Fund shareholders is important to us. The following is a description of the practices and policies through which the Fund maintains the confidentiality and protects the security of your non-public personal information.

What Information We Collect

In the course of providing services to you, we may collect the following types of “non-public personal information” about you:

•	Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•	Information about your transactions with us, our affiliates and others, as well as other account data.

“Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you, such as the information described in the above examples.

“Affiliates” include the Funds’ investment adviser and companies that are related to RMB Investors Trust through common control or ownership. The Funds’ investment adviser, RMB Capital Management, LLC, is an Affiliate of the Funds.

What Information We Disclose

We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law. We are permitted by law to share any of the information we collect, as described above, with our affiliates. In addition, in the normal course of serving shareholders, information we collect may be shared with companies that perform various services such as transfer agents, custodians and broker-dealers. These companies will use this information only for the services for which we hired them and as allowed by applicable law.

Confidentiality and Security Procedures

To protect your personal information, we permit access only by authorized personnel. We maintain physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

Additional Rights

You may have other privacy protections under applicable state laws. To the extent those state laws apply, we will comply with them with respect to your non-public personal information.

PRIVACY NOTICE

Distributor

Foreside Fund Services, LLC

3 Canal Plaza, Suite 100
Portland, ME 04101

internet: www.foreside.com

Shareholder Returns

Shareholders can obtain the most recent Fund returns by calling 1-(800) 462-2392 or on the Trust’s website at http://www.rmbfunds.com.

Adviser	Independent Trustee Counsel
RMB Capital Management, LLC	Perkins Coie
115 South LaSalle Street, 34th Floor	700 13th Street NW, Suite 600
Chicago, IL 60603	Washington, DC 20005

Transfer Agent	Independent Registered Public Accounting Firm
BNY Mellon	Tait, Weller & Baker LLP
4400 Computer Drive	1818 Market Street, Suite 2400
Westborough, MA 01581	Philadelphia, PA 19103

Custodian	Administrator
UMB Bank N.A.	UMB Fund Services
1010 Grand Blvd	235 W. Galena Street
Kansas City, MO 64106	Milwaukee, WI 53213

Legal Counsel
Vedder Price
222 North LaSalle Street
Chicago, IL 60601

OFFICERS OF THE TRUST	BOARD OF TRUSTEES

Walter H. Clark	Independent Chair
President	Margaret Eisen

Maher Harb	Trustees
Chief Financial Officer and Treasurer	Peter Borish
William F. Connell
John Davis	Robert Sabelhaus
Chief Compliance Officer

Krista Rivers

Senior Vice President

Frank A. Passantino

First Vice President, Assistant Secretary and Anti-Money Laundering Compliance Officer

Laura A. Flentye

Senior Vice President and Secretary

Investment Company Act file number: 811-00994

This report was prepared for current shareholders of the Funds, which are all a part of RMB Investors Trust. To be distributed to potential shareholders, it must be accompanied by a current prospectus.

Because this report gives data about the past, the Funds’ holdings and the managers’ views may have changed since this report was prepared. None of the information in this report is intended as investment advice for individual investors, or as market predictions or securities recommendations, either explicit or implicit.

JUNE 30, 2018

SEMI-ANNUAL

Report

THE RMB FAMILY OF FUNDS

RMB International Small Cap Fund

RMB International Fund

RMB Japan Fund

Letter to Shareholders

Dear Fellow Shareholders,

RMB International Small Cap Fund:

For the first half of 2018, the RMB International Small Cap Fund (the “Fund”) declined -1.70%, net of fees, compared to the MSCI EAFE Small Cap Index’s decline of -1.33% in U.S. dollars. The Fund’s underperformance was primarily explained by negative country allocation, where the Fund’s overweight in the U.K. coincided with a weakening of the British pound. Sector allocation was also detrimental to the Fund’s performance, with underperformance caused by the Fund’s relative overweight in the Industrials and Consumer Discretionary sectors. The Fund’s stock selection contributed the most to its semiannual return with positive results within the Consumer Discretionary, Industrials, and Health Care sectors. However, the Fund had negative results in the Technology, Financials, Energy, and Consumer Staples sectors.

The market was dominated by rising trade tensions between the U.S., China, and the European Union. The Trump administration moved forward with imposing a 25% tariff on roughly $34 billion worth of Chinese imports and also threatened tariffs on auto imports from other countries, which rattled the European and Japanese policymakers. The rise of political risk coincided with the U.S. withdrawal from the Iran nuclear treaty, lingering anti-EU sentiments in Italy following the formation of a coalition government by two populist parties, and an escalation of immigration-related strains across Europe. Risks related to trade sanctions created headwinds for global financials, automobile manufacturers, and other cyclical sectors, including Shipping and Industrials, which posted negative returns. Energy and defensive sectors outperformed. A near-10% gain in the FTSE All-Share Index was driven by foreign investors starting to reduce their underweight of U.K. equities, as Brexit talks continued to progress in a positive direction.

The return of volatility, caused by elevated geopolitical risk and combative trade rhetoric from the U.S., should present an opportunity for the Fund. Economies in global developed markets remain resilient and the positive earnings momentum continues. Our process is rooted in the discovery of undervalued quality, which frequently occurs during periods of uncertainty. As our fundamental screens started to identify a rising number of investment candidates, following a few country- and industry-specific sell-offs, we continue to exercise patience as we seek to uncover the most attractive margin of safety during temporary market corrections.

RMB International Fund:

During the first half of 2018, the RMB International Fund (the “Fund”) declined -1.50%, net of fees, outperforming the MSCI EAFE Index which declined -2.75% measured in the U.S. dollar. The Fund’s outperformance was primarily explained by positive stock selection and, to a smaller extent, favorable sector allocation. Country allocation was broadly neutral. Stock selection added the most value in the Consumer Discretionary, Health Care, Consumer Staples, and Financial Sectors and detracted in the Information Technology, Industrials, and Materials sectors.

The market was dominated by rising trade tensions between the U.S., China, and the European Union. The Trump administration moved forward with imposing a 25% tariff on roughly $34 billion worth of Chinese imports and also threatened tariffs on auto imports from other countries, which rattled European and Japanese policymakers. The rise of political risk coincided with the U.S. withdrawal from the Iran nuclear treaty, lingering anti-EU sentiments in Italy following the formation of a coalition government by two populist parties, and an escalation of immigration-related strains across Europe. Risks related to trade sanctions created headwinds for global financials, automobile manufacturers, and other cyclical sectors, including Shipping and Industrials, which posted negative returns. Energy and defensive sectors outperformed. A near 10% gain in the FTSE All-Share Index was driven by foreign investors starting to reduce their underweight of U.K. equities, as Brexit talks continued to progress in a positive direction. Our investment process is designed to benefit from market volatility, which creates a disconnect between market prices and underlying fundamentals. Through a combination of fundamental screening and foreign company visits, we maintain an attractive list of quality investment candidates with durable and growing business models, and we patiently wait for an opportunity to acquire them with an appreciable margin of safety during temporary market corrections.

RMB Japan Fund:

For the first half of 2018, the RMB Japan Fund (the “Fund”) declined -2.80%, net of fees, lagging the MSCI Japan Total Return Index, which declined -2.03% in the U.S. dollar. From a traditional attribution perspective, the Fund’s underperformance was driven by stock selection. Sector allocation was broadly neutral with an overweight in Materials causing slight underperformance. Materials underperformance was due to the possible U.S.-China tariffs affecting the auto and steel industries. This was offset by our cash positions. Stock selection added value in four sectors (Health Care, Materials, Financials, and Real Estate) and detracted in five sectors (Consumer Staples, Information Technology, Industrials, and Telecommunication Services).

While global macroeconomic issues and geopolitical dynamics continue to be major factors driving volatility in the financial markets, we remain confident in our long-term view of Japan considering the country’s ongoing economic and corporate governance reform initiatives. The Corporate Governance Code is steadily improving the overall transparency of corporate Japan and encouraging corporate executives to further enhance shareholder value. We maintain our view that the stock market does not yet fully appreciate the positive changes in Japan and believe a temporary market correction presents a good buying opportunity in the long term.

RMB FUND	1

RMB International Small Cap Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

PORTFOLIO TOTAL RETURN**

For Periods Ended 06/30/18	Fund	Index
Six Months	(1.70)%	(1.33)%
Since Commencement*	(1.60)%	(0.60)%

*	12/27/17 commencement of operations.

**	The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This chart assumes an initial gross investment of $10,000 made on December 27, 2017 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-800-462-2392.

The Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Small Cap Index is an equity index which captures small cap representation across developed market countries around the world, excluding the US and Canada. With 2,358 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country.

2	RMB INTERNATIONAL SMALL CAP FUND

RMB International Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

PORTFOLIO TOTAL RETURN**

For Periods Ended 06/30/18	Fund	Index
Six Months	(1.50)%	(2.75)%
Since Commencement*	(1.50)%	(2.27)%

*	12/27/17 commencement of operations.

**	The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This chart assumes an initial gross investment of $10,000 made on December 27, 2017 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-800-462-2392.

The Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index is an equity index which captures large- and mid-cap representation across developed market countries around the world, excluding the US and Canada. With 926 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

RMB INTERNATIONAL FUND	3

RMB Japan Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

PORTFOLIO TOTAL RETURN**

For Periods Ended 06/30/18	Fund	Index
Six Months	(2.80)%	(2.03)%
Since Commencement*	(2.80)%	(2.15)%

*	12/27/17 commencement of operations.

**	The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This chart assumes an initial gross investment of $10,000 made on December 27, 2017 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-800-462-2392.

The Morgan Stanley Capital International (MSCI) Japan Index is designed to measure the performance of the large- and mid-cap segments of the Japanese market. With 322 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in Japan.

4	RMB JAPAN FUND

RMB International Small Cap Fund

Schedule of Investments June 30, 2018 (Unaudited)

	Number of
	Shares	Value
Common Stocks 80.6%
Australia 4.9%
Nanosonics Ltd.[a]	255,025	$595,231
Scottish Pacific Group Ltd.	129,763	306,903
		902,134
Canada 2.1%
ShawCor Ltd.	19,452	377,602

France 8.7%
Criteo S.A. — ADR[a]	12,448	408,917
Elis S.A.	21,079	482,042
Ingenico Group S.A.	7,902	708,528
		1,599,487
Germany 0.8%
CANCOM SE	1,416	143,882

Hong Kong 3.8%
Johnson Electric Holdings Ltd.	122,000	355,284
Pico Far East Holdings Ltd.	824,800	335,911
		691,195
Japan 22.1%
Aeon Delight Co. Ltd.	14,500	492,739
Asante, Inc.	17,500	335,099
Daiseki Co. Ltd.	15,100	442,711
DIC Corp.	14,800	461,566
Dip Corp.	19,700	505,311
Doshisha Co. Ltd.	16,800	379,644
Mandom Corp.	7,300	227,038
NGK Spark Plug Co. Ltd.	18,200	517,404
PeptiDream, Inc.[a]	4,700	195,271
Transcosmos, Inc.	20,000	479,349
		4,036,132
New Zealand 1.4%
Skellerup Holdings Ltd.	186,578	251,310

Norway 7.8%
Axactor ABa	205,609	612,074
Kongsberg Gruppen ASA	18,792	399,527
Norwegian Finans Holding ASA[a]	36,811	407,524
		1,419,125
Spain 1.7%
Talgo S.A.[a]	51,351	307,194

Sweden 1.4%
Elekta AB — Series B	19,968	262,452

Switzerland 3.4%
Luxoft Holding, Inc.[a]	17,013	626,929

United Kingdom 22.5%
Avon Rubber PLC	16,667	314,546
Clarkson PLC	11,899	360,472
Devro PLC	107,541	282,151
The Go-Ahead Group PLC	14,630	305,654
Indivior PLC[a]	36,743	185,019
ITE Group PLC	347,504	366,404
Just Group PLC	313,815	559,112
Mitie Group PLC	226,983	467,073
On the Beach Group PLC	82,135	541,742
Vectura Group PLC[a]	417,291	428,866
Volution Group PLC	115,252	298,884
		4,109,923
Total Common Stocks
(Cost $15,603,192)		14,727,365

Rights 0.6%

United Kingdom 0.6%
ITE Group PLC[a]	326,382	102,947
Total Rights
(Cost $166,017)		102,947

Short-Term Investments 8.9%

Money Market 8.9%
First American Government Obligations Fund, Class X — 1.80%[b]	812,590	812,590
First American Treasury Obligations Fund, Class X — 1.79%[b]	812,590	812,590
		1,625,180
Total Short-Term Investments
(Cost $1,625,180)		1,625,180

Total Investments 90.1%
(Cost $17,394,389)		$16,455,492

Other Assets in Excess of Liabilities 9.9%		1,810,035

Total Net Assets 100.0%		$18,265,527

ADR American Depository Receipt

a	Non-Income Producing.
b	Rate quoted is seven-day yield at period end.

Portfolio Diversification

Sectors	Percentage
Industrials	24.5%
Consumer Discretionary	15.8%
Information Technology	13.5%
Financials	10.3%
Health Care	9.1%
Consumer Staples	2.8%
Materials	2.5%
Energy	2.1%
Total Common Stocks	80.6%
Rights (Consumer Discretionary)	0.6%
Total Short-Term Investments	8.9%
Total Investments	90.1%
Other Assets in Excess of Liabilities	9.9%

Total Net Assets	100.0%

See Notes to Financial Statements	RMB INTERNATIONAL SMALL CAP FUND	5

RMB International Fund

Schedule of Investments June 30, 2018 (Unaudited)

	Number of
	Shares	Value
Common Stocks 93.7%
Canada 1.5%
Open Text Corp.	21,376	$752,343

Finland 4.0%
Nokia OYJ	190,526	1,092,836
UPM-Kymmene OYJ	27,769	988,719
		2,081,555
France 13.9%
AXA S.A.	40,325	985,293
Elis S.A.	78,974	1,806,004
Ingenico Group S.A.	25,728	2,306,886
Publicis Groupe S.A.	19,078	1,309,181
Thales S.A.	5,946	764,977
		7,172,341
Germany 10.5%
CANCOM SE	4,556	462,941
Fresenius SE & Co. KGaA	26,622	2,131,484
HeidelbergCement AG	12,929	1,085,604
LEG Immobilien AG	16,164	1,755,957
		5,435,986
Hong Kong 2.4%
Johnson Electric Holdings Ltd.	435,900	1,269,415

Ireland 9.5%
Bank of Ireland Group PLC	112,533	873,282
Glanbia PLC	134,359	2,494,784
Ryanair Holdings PLC — ADR[a]	13,623	1,556,155
		4,924,221
Japan 25.7%
Aeon Delight Co. Ltd.	43,300	1,471,421
Daiseki Co. Ltd.	40,600	1,190,335
DIC Corp.	46,600	1,453,310
Mandom Corp.	29,100	905,042
NGK Spark Plug Co. Ltd.	58,800	1,671,612
Olympus Corp.	36,400	1,361,638
ORIX Corp.	86,300	1,360,270
Seven & i Holdings Co. Ltd.	34,500	1,504,741
Sompo Holdings, Inc.	30,100	1,214,535
Yahoo Japan Corp.	352,400	1,167,454
		13,300,358
Netherlands 2.7%
QIAGEN N.V.[a]	38,616	1,396,355

Norway 4.9%
Axactor ABa	567,038	1,688,009
Kongsberg Gruppen ASA	40,632	863,857
		2,551,866
Sweden 6.3%
Autoliv, Inc.	8,942	1,280,674
Elekta AB — Series B	65,031	854,744
SKF AB — Series B	60,354	1,117,290
		3,252,708
Switzerland 3.4%
Luxoft Holding, Inc.[a]	47,162	1,737,920

United Kingdom 8.9%
Compass Group PLC	35,300	752,441
Indivior PLC[a]	157,963	795,421
Mitie Group PLC	626,114	1,288,382
On the Beach Group PLC	267,406	1,763,744
		4,599,988
Total Common Stocks
(Cost $51,569,159)		48,475,056

Short-Term Investments 4.3%

Money Market 4.3%
First American Government Obligations Fund, Class X — 1.80%[b]	2,216,676	2,216,676

Total Short-Term Investments
(Cost $2,216,676)		2,216,676

Total Investments 98.0%
(Cost $53,785,835)		$50,691,732

Other Assets in Excess of Liabilities 2.0%		1,059,457

Total Net Assets 100.0%		$51,751,189

ADR American Depository Receipt

a	Non-Income Producing.
b	Rate quoted is seven-day yield at period end.

Portfolio Diversification

Sectors	Percentage
Industrials	21.9%
Information Technology	14.5%
Consumer Discretionary	13.1%
Health Care	12.7%
Financials	11.8%
Consumer Staples	9.5%
Materials	6.8%
Real Estate	3.4%
Total Common Stocks	93.7%
Total Short-Term Investments	4.3%
Total Investments	98.0%
Other Assets in Excess of Liabilities	2.0%

Total Net Assets	100.0%

6	RMB INTERNATIONAL FUND	See Notes to Financial Statements

RMB Japan Fund

Schedule of Investments June 30, 2018 (Unaudited)

	Number of
	Shares	Value
Common Stocks 96.8%
Japan 96.8%
Ajinomoto Co., Inc.	21,607	$409,001
Alps Electric Co. Ltd.	21,050	540,614
Daicel Corp.	62,900	694,846
Dai-ichi Life Holdings, Inc.	21,544	383,433
DIC Corp.	18,465	575,866
Dip Corp.	21,128	541,939
Fukuoka REIT Corp.	250	396,351
Goldcrest Co. Ltd.	34,309	557,311
HIS Co. Ltd.	12,100	364,431
Hitachi Ltd.	68,000	479,059
Japan Hotel REIT Investment Corp.	525	393,304
Japan Post Holdings Co. Ltd.	36,011	394,096
JFE Holdings, Inc.	29,243	552,333
KYB Corp.	12,800	581,513
Maxell Holdings Ltd.	36,411	612,682
Mazda Motor Corp.	23,800	291,945
Mitsubishi Electric Corp.	35,756	474,408
Mitsubishi Gas Chemical Co., Inc.	19,700	445,175
Mitsubishi UFJ Financial Group, Inc.	99,707	564,829
Mitsui Fudosan Co. Ltd.	28,863	695,260
Mitsui Mining & Smelting Co. Ltd.	16,001	679,119
MS&AD Insurance Group Holdings, Inc.	12,770	396,618
Nippon Suisan Kaisha Ltd.	147,751	728,052
OPT Holding, Inc.	12,274	260,956
ORIX Corp.	29,939	471,902
Rakuten, Inc.	95,318	643,365
Recruit Holdings Co. Ltd.	11,400	314,853
Seven & i Holdings Co. Ltd.	6,942	302,780
Shin-Etsu Chemical Co. Ltd.	5,959	529,567
Shionogi & Co. Ltd.	9,900	508,008
SoftBank Group Corp.	11,151	796,272
Sony Corp.	10,528	539,185
Takuma Co. Ltd.	53,028	644,861
Toei Co. Ltd.	3,803	389,245
Tokyu Corp.	17,270	297,185
Toppan Printing Co. Ltd.	85,310	667,386
Toyo Tire & Rubber Co. Ltd.	39,070	569,594
TV Asahi Holdings Corp.	33,510	735,088
		19,422,432
Total Common Stocks
(Cost $20,442,822)		19,422,432

Short-Term Investments 2.7%
Money Market 2.7%
First American Government Obligations Fund, Class X — 1.80%[a]	544,946	544,946

Total Short-Term Investments
(Cost $544,946)		544,946

Total Investments 99.5%
(Cost $20,987,768)		$19,967,378

Other Assets in Excess of Liabilities 0.5%		91,268

Total Net Assets 100.0%		$20,058,646

a	Rate quoted is seven-day yield at period end.

Portfolio Diversification

Sectors	Percentage
Consumer Discretionary	21.8%
Materials	17.3%
Industrials	12.0%
Financials	11.0%
Information Technology	10.8%
Real Estate	10.2%
Consumer Staples	7.2%
Telecommunication Services	4.0%
Health Care	2.5%
Total Common Stocks	96.8%
Total Short-Term Investments	2.7%
Total Investments	99.5%
Other Assets in Excess of Liabilities	0.5%

Total Net Assets	100.0%

See Notes to Financial Statements	RMB JAPAN FUND	7

Statements of Assets and Liabilities June 30, 2018 (Unaudited)

	RMB	RMB
	International	International	RMB
	Small Cap Fund	Fund	Japan Fund
Assets:
Investments at cost	$17,394,389	$53,785,835	$20,987,768
Investments at value	$16,455,492	$50,691,732	$19,967,378
Cash	701,857	—	—
Receivables
Fund shares sold	1,279,850	999,975	105,118
Interest and dividends	27,774	125,498	29,989
Deferred offering costs	10,746	12,156	10,196
Prepaid expenses	16,073	17,969	15,950
Total Assets	18,491,792	51,847,330	20,128,631

Liabilities:
Payables
Investments purchased	161,523	—	—
Due to adviser	23,309	53,520	27,363
Accrued expenses
Transfer agent fees	10,799	10,412	10,059
Custodian fees	6,495	7,658	7,693
Accounting fees	6,220	6,211	6,202
Audit fees	6,178	6,178	6,178
Legal fees	4,258	4,539	4,511
Fund administration fees	3,730	3,869	3,892
Other accrued expenses and liabilities	3,753	3,754	4,087
Total Liabilities	226,265	96,141	69,985
Net Assets	$18,265,527	$51,751,189	$20,058,646

Net Assets Consist of:
Paid in capital	$19,132,590	$53,748,587	$21,086,883
Undistributed net investment income	64,959	387,308	34,275
Accumulated net realized gain (loss)	8,594	710,521	(41,848)
Unrealized depreciation on investments and foreign currency translations	(940,616)	(3,095,227)	(1,020,664)
Net Assets	$18,265,527	$51,751,189	$20,058,646

Capital Stock, $0.01 Par Value
Issued and outstanding	1,856,836	5,253,281	2,062,631

Net Asset Value, Redemption Price and Offering Price Per Share	$9.84	$9.85	$9.72

8	ASSETS AND LIABILITIES	See Notes to Financial Statements

Statements of Operations For the six months ended June 30, 2018 (Unaudited)

	RMB	RMB
	International	International	RMB
	Small Cap Fund	Fund	Japan Fund
Investment Income:
Dividend income*	$126,394	$592,094	$95,008
Interest income	6,617	12,673	3,217
Total investment income	133,011	604,767	98,225
Expenses:
Advisory fees	46,276	141,821	44,269
Accounting fees	19,515	19,490	19,445
Transfer agent fees	18,089	17,791	17,337
Custody fees	14,485	19,537	16,134
Deferred offering costs	10,571	11,958	10,030
Fund administration fees	10,075	10,219	10,223
Federal and state registration fees	9,427	9,861	9,527
Audit fees	8,486	8,486	8,486
Other	20,466	25,850	20,796
Total expenses before waiver and reimbursement	157,390	265,013	156,247
Waiver and reimbursement of expenses by adviser	(89,338)	(47,554)	(92,303)
Net expenses	68,052	217,459	63,944
Net Investment Income	64,959	387,308	34,281

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	23,685	740,476	(64,106)
Foreign currency transactions	(15,091)	(29,955)	22,258
Change in net unrealized appreciation/depreciation on:
Investments	(939,087)	(3,094,237)	(1,020,036)
Foreign currency translations	(1,669)	(1,071)	(208)
Net Realized and Unrealized Loss on Investments and foreign currency	(932,162)	(2,384,787)	(1,062,092)
Net Decrease in Net Assets Resulting from Operations	$(867,203)	$(1,997,479)	$(1,027,811)

*	Net of foreign taxes withheld of $8,642, $68,963, and $10,877, respectively.

See Notes to Financial Statements	OPERATIONS	9

Statements of Changes in Net Assets

	RMB
	International Small Cap Fund		RMB International Fund		RMB Japan Fund
		Period		Period		Period
	Six Months	December 27,	Six Months	December 27,	Six Months	December 27,
	Ended	2017[1]	Ended	2017[1]	Ended	2017[1]
	June 30,	through	June 30,	through	June 30,	through
	2018	December 31,	2018	December 31,	2018	December 31,
	(Unaudited)	2017	(Unaudited)	2017	(Unaudited)	2017
Operations:
Net investment income (loss)	$64,959	$(14)	$387,308	$(13)	$34,281	$(14)
Net realized gain (loss) on:
Investments	23,685	—	740,476	—	(64,106)	—
Foreign currency transactions	(15,091)	—	(29,955)	—	22,258	—
Change in net unrealized appreciation/depreciation on:
Investments	(939,087)	190	(3,094,237)	135	(1,020,036)	(353)
Foreign currency translations	(1,669)	(50)	(1,071)	(54)	(208)	(67)
Net increase (decrease) in net assets resulting from operations	(867,203)	126	(1,997,479)	68	(1,027,811)	(434)

Distributions Paid from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	—	—	—	—	—
Net decrease in net assets resulting from distributions	—	—	—	—	—	—

Capital Share Transactions:
Shares sold	19,247,998	100,000	54,913,252	100,000	21,753,787	100,000
Shares issued to holders in reinvestment of distributions	—	—	—	—	—	—
Shares redeemed	(215,394)	—	(1,264,652)	—	(766,896)	—
Net increase in net assets resulting from capital share transactions	19,032,604	100,000	53,648,600	100,000	20,986,891	100,000
Total Increase in Net Assets	18,165,401	100,126	51,651,121	100,068	19,959,080	99,566

Net Assets:
Beginning of period	100,126	—	100,068	—	99,566	—
End of period	$18,265,527	$100,126	$51,751,189	$100,068	$20,058,646	$99,566
Undistributed net investment income (loss)	$64,959	$—	$387,308	$—	$34,275	$(6)

Transactions in Shares:
Shares sold	1,867,875	10,000	5,369,473	10,000	2,127,846	10,000
Shares issued to holders in reinvestment of distributions	—	—	—	—	—	—
Shares redeemed	(21,039)	—	(126,192)	—	(75,215)	—
Net increase in shares outstanding	1,846,836	10,000	5,243,281	10,000	2,052,631	10,000

[1]	Commencement of operations.

10	CHANGES IN NET ASSETS	See Notes to Financial Statements

Financial Highlights For a capital share outstanding throughout the period

RMB International Small Cap Fund

	Six Months
	Ended	Period Ended
	June 30, 2018	December 31,
	(Unaudited)	2017[1]
Net Asset Value, Beginning of Period	$10.01	$10.00

Income (Loss) from investment operations:
Net investment income	0.03	—
Net realized and unrealized gain (loss) on investments and foreign currency	(0.20)	0.01
Total Income (Loss) from Investment Operations	(0.17)	0.01

Less distributions:
From net investment income	—	—
From net realized gain on investments	—	—
Total Distributions	—	—
Net Asset Value, End of Period	$9.84	$10.01

Total Return	(1.70)%[2]	0.10%[2]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$18,266	$100
Ratio of expenses to average net assets
Before waivers and reimbursements	2.89%[3]	229.11%[3]
Net of waivers and reimbursements	1.25%[3]	1.25%[3]
Ratio of net investment gain (loss) to average net assets
Before waivers and reimbursements	(0.45)%[3]	(229.11)%[3]
Net of waivers and reimbursements	1.19%[3]	(1.25)%[3]
Portfolio turnover rate	15%[2]	—

[1]	Commenced operations on December 27, 2017.
[2]	Not annualized.
[3]	Annualized.

See Notes to Financial Statements	FINANCIAL HIGHLIGHTS	11

Financial Highlights (Continued) For a capital share outstanding throughout the period

RMB International Fund

	Six Months
	Ended	Period Ended
	June 30, 2018	December 31,
	(Unaudited)	2017[1]
Net Asset Value, Beginning of Period	$10.01	$10.00

Income (Loss) from investment operations:
Net investment income	0.07	—
Net realized and unrealized gain (loss) on investments and foreign currency	(0.23)	0.01
Total Income (Loss) from Investment Operations	(0.16)	0.01

Less distributions:
From net investment income	—	—
From net realized gain on investments	—	—
Total Distributions	—	—
Net Asset Value, End of Period	$9.85	$10.01

Total Return	(1.50)%[2]	0.10%[2]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$51,751	$100
Ratio of expenses to average net assets
Before waivers and reimbursements	1.40%[3]	229.01%[3]
Net of waivers and reimbursements	1.15%[3]	1.15%[3]
Ratio of net investment gain (loss) to average net assets
Before waivers and reimbursements	1.80%[3]	(229.01)%[3]
Net of waivers and reimbursements	2.05%[3]	(1.15)%[3]
Portfolio turnover rate	12%[2]	—

[1]	Commenced operations on December 27, 2017.
[2]	Not annualized.
[3]	Annualized.

12	FINANCIAL HIGHLIGHTS	See Notes to Financial Statements

Financial Highlights (Continued) For a capital share outstanding throughout the period

RMB Japan Fund

	Six Months
	Ended	Period Ended
	June 30, 2018	December 31,
	(Unaudited)	2017[1]
Net Asset Value, Beginning of Period	$9.96	$10.00

Income (Loss) from investment operations:
Net investment income (loss)	0.02	(0.00)[2]
Net realized and unrealized loss on investments and foreign currency	(0.26)	(0.04)
Total Loss from Investment Operations	(0.24)	(0.04)

Less distributions:
From net investment income	—	—
From net realized gain on investments	—	—
Total Distributions	—	—
Net Asset Value, End of Period	$9.72	$9.96

Total Return	(2.80)%[3]	(0.40)%[3]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$20,059	$100
Ratio of expenses to average net assets
Before waivers and reimbursements	3.18%[4]	230.16%[4]
Net of waivers and reimbursements	1.30%[4]	1.30%[4]
Ratio of net investment gain (loss) to average net assets
Before waivers and reimbursements	(1.18)%[4]	(230.16)%[4]
Net of waivers and reimbursements	0.70%[4]	(1.30)%[4]
Portfolio turnover rate	25%[3]	—

[1]	Commenced operations on December 27, 2017.
[2]	Less than $0.01 per share.
[3]	Not annualized.
[4]	Annualized.

See Notes to Financial Statements	FINANCIAL HIGHLIGHTS	13

Notes to Financial Statements (Unaudited)

1. Organization

RMB Investors Trust (the “Trust”) is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of six series. This report covers RMB International Small Cap Fund, RMB International Fund, and RMB Japan Fund (each a “Fund” and collectively the “Funds”). RMB Capital Management, LLC (the “Adviser” or “RMB”) serves as investment adviser to the Funds. Each Fund’s investment objective is to seek long-term capital appreciation. The Funds commenced operations on December 27, 2017.

2. Significant Accounting Policies

Each Fund is considered an investment company under United States of America Generally Accepted Accounting Principles (“U.S. GAAP”) and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies.

(A) Investment Valuation

Portfolio securities and any other Fund assets shall be valued each day on which the New York Stock Exchange is open for business, using readily available market quotations at such times as are established in the Trust’s registration statement. The valuation methods below are listed in order of priority; the highest priority shall be employed when available, portfolio securities shall be fair valued by RMB’s Valuation Committee in conformity with the fair valuation provisions below.

Equity Securities, Warrants, Exchange Trading Funds (“ETFs”), and American Depository Receipts (“ADRs”) listed on a U.S. Exchange. The market value shall be the last reported sale price on the market on which the security primarily trades. If there is no such last sale reported, securities will be valued at the mean between the closing bid and closing asked prices on the primary market.

Equity Securities on NASDAQ. The market value shall be the NASDAQ Official Closing Price or “NOCP.” The NOCP is determined by NASDAQ to be the last reported sale price, unless the last sale price is above or below both the last reported bid and asked prices. If the last reported bid and asked price is above the last sale price, the last reported bid is used; conversely, if the last reported bid and asked price is below the last sale price, the last reported asked price will serve as the NOCP. If no last sales price is reported, the securities will be valued at the mean between the closing bid and closing asked price on the market on which the security primarily trades.

Foreign Equity Securities Traded on Foreign Exchanges. The market value shall be the last reported sale price in the market on which the security primarily trades. If there is no such last sale reported, securities will be valued at the mean between the closing bid and closing asked prices on the primary exchange.

Procedures to Address After-Market Events. If a significant event occurs in a foreign market on which a security primarily trades after the security’s closing price was established on the foreign exchange but before the Fund calculates its NAV, and causing the foreign security’s valuation price to no longer reflect actual value, such security’s fair value shall be determined through the use of an independent pricing service’s proprietary fair value pricing model. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAV may differ from quoted or official closing prices. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon its sale. It is possible that market timers may attempt to buy or sell Fund shares to profit from price movements in foreign markets that are not yet reflected in a Fund’s NAV. Such trades may have the effect of reducing the value of existing shareholders’ investments. The Funds’ use of fair value pricing is designed to more accurately reflect the current market value of a portfolio security and to minimize the possibilities for time-zone arbitrage; however, the Funds’ process may not be effective in preventing short-term NAV arbitrage trading.

(B) Shares Valuation

The NAV per share of the Funds is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.

(C) Federal Income Taxes

Each Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC”). Each Fund intends to distribute substantially all of its taxable income and any accumulated net realized capital gains. Accordingly, no provision for Federal income taxes has been made.

The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be reclaimed. The Funds will accrue such taxes and reclaims as applicable based upon their current interpretations of the tax rules and regulations that exist in the markets in which they invest.

Each Fund has adopted accounting standards regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended June 30, 2018, the Funds did not incur any interest or penalties. As of June 30, 2018, the open tax year includes December 31, 2017. No Fund is aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits or loss will significantly change in the next 12 months.

14	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

(D) Security Transactions, Investment Income, and Distributions

Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on a accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. U.S. GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts. Capital gains and income distributions, if any, are distributed at least annually.

(E) Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions in computing net asset value and preparing the financial statements, so the actual cash amounts received or paid for a Fund’s assets, liabilities, income, and other items may ultimately differ from what is shown here.

(F) Foreign Currency Translation

Values of investments, receivables and payables denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. Foreign currency exchange rates shall be provided by an independent pricing service, bank, or broker-dealer.

The portion of security gains and losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

The Funds bear the risk of changes in the foreign currency exchange rates and the impact on the value of assets and liabilities denominated in foreign currency. The Funds also bear the risk of a counterparty failing to fulfill its obligation under a foreign currency contract. Investments in securities of foreign companies involve additional risks including: less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates and political and economic instability. The risks of foreign investments are typically greater in emerging and less-developed markets.

(G) Deferred Offering Costs

Offering Costs are capitalized and will be expensed over 12 months on a straight-line basis. At June 30, 2018, the remaining cumulative amount of offering costs available for recoupment by the Adviser amounted to $33,098.

(H) Indemnifications

Under the Funds’ organizational documents, officers and trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and based on experience expect the risk of loss to be remote.

3. Adviser Fees

The Funds have entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser has overall responsibility for the general management and investment of the Funds’ portfolio, subject to the supervision of the Board of Trustees. Fees are calculated daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s average daily net assets).

Annual Expense

		Class I
	Advisory	Shares
RMB Funds	Fees	Limitation
RMB International Small Cap Fund	0.85%	1.25%
RMB International Fund	0.75%	1.15%
RMB Japan Fund	0.90%	1.30%

4. Expenses

Expenses directly charged or attributable to any Fund will be paid from the assets of that Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each series on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each series or the nature of the services performed and relative applicability to each series.

Pursuant to an expense limitation agreement, RMB has agreed to waive all or a portion of its respective management fees and/or reimburse each Fund’s operating expenses (exclusive of certain expenses such as brokerage, interest, taxes and extraordinary expenses) to ensure that each Fund’s operating expenses do not exceed the expense limitation listed below. Fees waived and expenses reimbursed are netted against “Payable Due” on the Statement of Assets and Liabilities. On a monthly basis, these accounts are settled by each Fund making a payment to RMB or RMB reimbursing the Fund if the reimbursement amount exceeds the advisory fee. If the amount of fees waived and expenses reimbursed exceeds the advisory fee earned, this is shown on the Statement of Assets and Liabilities as “Due from adviser.” The expense limitation agreement will continue in effect with respect to each Fund until May 1, 2019 and may only be terminated by agreement of RMB and the Funds’ Board of Trustees.

Any waivers or reimbursements are subject to later adjustment to allow RMB to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation both at the time of waiver and

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements (Unaudited) (Continued)

recoupment, provided, however, that RMB shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the waived or reimbursed expenses subject to potential recovery expiring in:

		RMB
		International	RMB
Year	Expiration	Small Cap	International	RMB
Incurred	Year	Fund	Fund	Japan Fund
2017	2020	$2,497	$2,497	$2,508
2018	2021	89,338	47,554	92,303
		$91,835	$50,051	$94,811

5. Investment Transactions

The aggregate cost of purchases and proceeds from the sale of securities, excluding short-term investments, for the Funds for the six months ended June 30, 2018 are summarized below:

RMB Funds	Purchases	Sales
RMB International Small Cap Fund	$17,018,199	$(1,368,088)
RMB International Fund	$54,784,896	$(4,053,841)
RMB Japan Fund	$22,701,425	$(2,293,577)

6. Distribution to Shareholders

Dividends from net investment income, if any exist, are generally declared and paid at least annually for the Funds. Distributions of net realized capital gains, if any, are declared and paid at least annually for the Funds. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

The Funds had no distributions paid during the six months ended June 30, 2018 and the period ended December 31, 2017. The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2017.

Certain Funds may also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

As of December 31, 2017, the components of accumulated earnings/losses on a tax basis were as follows:

	RMB
	International	RMB
	Small Cap	International	RMB
	Fund	Fund	Japan Fund
Cost of investments	$95,412	$97,628	$99,085
Gross unrealized appreciation	600	414	30
Gross unrealized depreciation	(410)	(279)	(389)
Net unrealized appreciation/depreciation	190	135	(359)
Undistributed ordinary income	—	—	—
Undistributed long-term capital gain	—	—	—
Total distributable earnings	—	—	—
Other accumulated loss	(50)	(54)	(67)
Total accumulated earnings/(losses)	$140	$81	$(426)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, and tax basis adjustments for securities contributed in-kind. Other accumulated gain/(loss) is generally comprised of foreign currency gain/(loss).

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the period ended December 31, 2017, the following table shows the reclassifications made:

		Undistributed	Accumulated
	Paid in	net investment	net realized
	capital	income (loss)	gain (loss)
RMB International Small Cap Fund	$(14)	$14	—
RMB International Fund	$(13)	$13	—
RMB Japan Fund	$(8)	$8	—

The permanent differences primarily relate to foreign currency, real estate investment trust (“REIT”) adjustments with differing book and tax methods, utilization of earnings and profits distributed to shareholders on redemption of shares, realized gains on redemptions in-kind not recognized for tax purposes, and tax basis adjustments for securities contributed in-kind. In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve-month period ending October 31 and net investment income earned during a twelve-month period ending December 31. During the period ended December 31, 2017 the Funds had no capital loss carryforwards, qualified late-year ordinary losses and post-October capital losses.

16	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

7. Valuation Measurements

The Funds have adopted fair valuation accounting standards which establish an authoritative definition of fair value and set forth a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received in the sale of an asset or that would be paid to transfer a liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used to value the asset or liability. These standards state that “observable inputs” reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. “Unobservable inputs” reflect the Funds’ own assumptions about the inputs market participants would use to value the asset or liability. Various inputs are used in determining the value of each Fund’s investments, and the lowest level for any significant input determines leveling. These inputs are summarized in the three broad levels below:

Level 1 — Unadjusted quoted prices in active markets for identical securities to which Funds have access at the date of measurement.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, and fair value estimates for foreign securities, and changes in benchmark securities indices).

Level 3 — Significant unobservable inputs to the extent observable inputs are unavailable (including the Funds’ own assumptions in determining fair value of investments based on the best available information).

The following table provides the fair value measurements of applicable Fund assets by security class and level within the fair value hierarchy for each Fund as of June 30, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments. The Funds’ policy is to recognize transfers between Level 1, Level 2, and Level 3 as of the beginning of the fiscal year. There were no transfers into or out of Level 1, Level 2, or Level 3 during the reporting period. These assets are measured on a recurring basis.

RMB International Small Cap Fund

	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$2,868,142	$11,859,223	$—	$14,727,365
Total Equity	2,868,142	11,859,223	—	14,727,365
Rights	102,947	—	—	102,947
Short-Term Investments	1,625,180	—	—	1,625,180
Total Investments in Securities	$4,596,269	$11,859,223	$—	$16,455,492

RMB International Fund

	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$9,218,229	$39,256,827	$—	$48,475,056
Total Equity	9,218,229	39,256,827	—	48,475,056
Short-Term Investments	2,216,676	—	—	2,216,676
Total Investments in Securities	$11,434,905	$39,256,827	$—	$50,691,732

RMB Japan Fund

	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$—	$19,422,432	$—	$19,422,432
Total Equity	—	19,422,432	—	19,422,432
Short-Term Investments	544,946	—	—	544,946
Total Investments in Securities	$544,946	$19,422,432	$—	$19,967,378

Following is a schedule of transfers between Level 1 and Level 2 for each Fund.

	RMB	RMB
	International	International	RMB
	Small Cap Fund	Fund	Japan Fund
Transfers out of Level 1[1]	$(11,859,223)	$(39,256,827)	$(19,422,432)
Transfers into Level 2[1]	11,859,223	39,256,827	19,422,432
Net transfers	$—	$—	$—

[1]	Transfers between Level 1 and Level 2 for each Fund relate to the use of systematic fair valuation. On days when systematic fair valuation is used, certain non-U.S. dollar denominated securities move from a Level 1 to a Level 2 classification. For June 30, 2018 the securities in each Fund were adjusted using systematic fair valuation. There were no other significant transfers into or out of Level 1 and Level 2 as of June 30, 2018.

8. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the Funds’ financial statements and have determined there is no impact to the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS	17

Other Information (Unaudited)

Understanding Your Fund Expenses

As a shareholder of RMB International Small Cap Fund, RMB International Fund or RMB Japan Fund (the “Funds”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line corresponding to your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Annualized	Expenses Paid
	Account Value	Account Value	Expense	During
	1/1/18	6/30/18	Ratio*	Period*
RMB International Small Cap Fund
Actual Fund Return	$1,000.00	$983.00	1.25%	$6.15
Hypothetical 5% Return	$1,000.00	$1,018.60	1.25%	$6.26

RMB International Fund
Actual Fund Return	$1,000.00	$985.00	1.15%	$5.66
Hypothetical 5% Return	$1,000.00	$1,019.09	1.15%	$5.76

RMB Japan Fund
Actual Fund Return	$1,000.00	$972.00	1.30%	$6.36
Hypothetical 5% Return	$1,000.00	$1,018.35	1.30%	$6.51

*	Expenses are equal to each Fund’s annualized expense ratio indicated above, multiplied by the average account value over the period, multiplied by 181/365 to reflect the period.

Proxy Voting Procedures and Record

A description of the policies and procedures that the Funds use to determine how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent period ended December 31 is available (1) without charge, upon request, by calling (800) 462-2392; (2) by visiting the Funds’ website located at http://www.rmbfunds.com; and (3) by visiting the U.S. Securities and Exchange Commission’s (“SEC”) website located at http://www.sec.gov.

Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (1) by calling (800) 462-2392; (2) by visiting the Funds’ website located at http://www.rmbfunds.com; (3) by visiting the SEC’s website at http://www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

18	OTHER INFORMATION

Privacy Notice

Protecting the privacy of Fund shareholders is important to us. The following is a description of the practices and policies through which the Fund maintains the confidentiality and protects the security of your non-public personal information.

What Information We Collect

In the course of providing services to you, we may collect the following types of “non-public personal information” about you:

•	Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•	Information about your transactions with us, our affiliates and others, as well as other account data.

“Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you, such as the information described in the above examples.

“Affiliates” include the Funds’ investment adviser and companies that are related to RMB Investors Trust through common control or ownership. The Funds’ investment adviser, RMB Capital Management, LLC, is an Affiliate of the Funds.

What Information We Disclose

We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law. We are permitted by law to share any of the information we collect, as described above, with our affiliates. In addition, in the normal course of serving shareholders, information we collect may be shared with companies that perform various services such as transfer agents, custodians and broker-dealers. These companies will use this information only for the services for which we hired them and as allowed by applicable law.

Confidentiality and Security Procedures

To protect your personal information, we permit access only by authorized personnel. We maintain physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

Additional Rights

You may have other privacy protections under applicable state laws. To the extent those state laws apply, we will comply with them with respect to your non-public personal information.

PRIVACY NOTICE	19

Distributor

Foreside Fund Services, LLC

3 Canal Plaza, Suite 100

Portland, ME 04101

internet: www.foreside.com

Shareholder Returns

Shareholders can obtain the most recent Fund returns by calling 1-(800) 462-2392 or on the Trust’s website at http://www.rmbfunds.com.

Adviser	Independent Trustee Counsel
RMB Capital Management, LLC	Perkins Coie
115 South LaSalle Street, 34th Floor	700 13th Street NW, Suite 600
Chicago, IL 60603	Washington, DC 20005

Transfer Agent	Independent Registered Public Accounting Firm
BNY Mellon	Tait, Weller & Baker LLP
4400 Computer Drive	1818 Market Street, Suite 2400
Westborough, MA 01581	Philadelphia, PA 19103

Custodian	Administrator
U.S. Bank N.A.	U.S. Bancorp Fund Services, LLC
1555 North RiverCenter Drive, Suite 302	2020 East Financial Way, Suite 100
Milwaukee, WI 53212	Glendora, CA 91741

Legal Counsel
Vedder Price
222 North LaSalle Street
Chicago, IL 60601

OFFICERS OF THE TRUST	BOARD OF TRUSTEES

Walter H. Clark	Independent Chair
President	Margaret Eisen

Maher Harb	Trustees
Chief Financial Officer and Treasurer	Peter Borish
William F. Connell
John Davis	Robert Sabelhaus
Chief Compliance Officer

Krista Rivers
Senior Vice President

Frank A. Passantino

First Vice President, Assistant Secretary and

Anti-Money Laundering Compliance Officer

Laura A. Flentye

Senior Vice President and Secretary

Investment Company Act file number: 811-00994

This report was prepared for current shareholders of the Funds, which are all a part of RMB Investors Trust. To be distributed to potential shareholders, it must be accompanied by a current prospectus.

Because this report gives data about the past, the Funds’ holdings and the managers’ views may have changed since this report was prepared. None of the information in this report is intended as investment advice for individual investors, or as market predictions or securities recommendations, either explicit or implicit.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Chief Financial Officer/Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 9, 2018.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMB Investors Trust

By:          /s/Walter H. Clark

Walter H. Clark, President

Date:  September 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:          /s/Walter H. Clark

Walter H. Clark, President

Date:   September 5, 2018

By:          /s/ Maher Harb

Maher Harb, Chief Financial Officer and Treasurer

Date:  September 5, 2018